                                                                 Exhibit 10.1


                     LEASE AMENDMENT AND NOVATION AGREEMENT

        THIS LEASE AMENDMENT AND NOVATION AGREEMENT (this "Agreement") is made as of August 31, 2001, by and between FORTUNEFIRST, LLC, a California limited liability company ("FortuneFirst"), whose address is 3101 North First Street, San Jose, California 95134, HYNIX SEMICONDUCTOR AMERICA INC., a California corporation ("Hynix"), whose address is 3101 North First Street, San Jose, California 95134, and MMC TECHNOLOGY, INC., a California corporation ("MMC Technology"), whose address is 2001 Fortune Drive, San Jose, California 95131. This Agreement is also consented to by CAPMARK SERVICES, L.P., a Texas limited partnership ("CapMark"), as authorized agent of La Salle Bank, National Association, as Trustee for Nomura Asset Capital Securities Corporation Commercial Mortgage Pass-Through Certificates, Series 1998-D6. In this Agreement, FortuneFirst, Hynix and MMC Technology are sometimes identified, each as, a "Party" and collectively as, the "Parties." The Parties hereby refer to the following facts:

        A. In connection with that certain $47,634,000 conduit mortgage loan made by Nomura Asset Capital Corporation ("Nomura"), as lender, to FortuneFirst, as borrower, dated as of February 27, 1998 (the "Nomura Loan"), FortuneFirst, as landlord, and Hynix, as tenant, entered into that certain Lease Agreement, dated as of February 27, 1998 (the "Fortune Drive Lease"), for those certain premises consisting of approximately 141,187 square feet of space within three buildings located at 2001 Fortune Drive, San Jose, California (the "Fortune Drive Premises"). A true and correct copy of the Fortune Drive Lease is attached hereto as Exhibit A.

        B. Also, in connection with the Nomura Loan, Hynix Semiconductor Inc. (formerly known as Hyundai Electronics Industries Co., Ltd.), a corporation of the Republic of Korea ("Guarantor"), entered into a Lease Guaranty for the Fortune Drive Lease in favor of FortuneFirst, dated as of February 27, 1998 (the "Guaranty").

        C. Pursuant to the provisions of the Fortune Drive Lease, Hynix is not required to obtain the prior written consent of Nomura or CapMark, the Nomura Loan servicing agent, for any sublease entered into by and between Hynix and an Affiliate (as such term is defined in Section 9.1 of the Fortune Drive Lease). In reliance thereon, FortuneFirst and Hynix have permitted their Affiliate, MMC Technology, to occupy and conduct its business in the Fortune Drive Premises, and have not required MMC Technology to enter into a written sublease agreement with Hynix.

        D. Maxtor Corporation, a Delaware corporation ("Maxtor"), is acquiring all of the capital stock of MMC Technology from Hynix, as evidenced by that certain Agreement and Plan of Reorganization dated as of August 17, 2001 (the "Plan of Reorganization"), and as a consequence thereof the Parties desire to enter into an amendment and a novation of the Fortune Drive Lease, to be effective as of the Effective Date (defined below), so that: (1) Hynix is released from all of its obligations under the Fortune Drive Lease, as amended,
(2) Hynix assigns and transfers all of its right, title and interest under the Fortune Drive Lease, as amended, to MMC Technology, (3) MMC Technology assumes all of Hynix's obligations under the Fortune Drive Lease, as amended, and (4) FortuneFirst considers MMC Technology to be its tenant for all purposes under the Fortune Drive Lease, as amended.

        E. This Agreement is not intended to be construed as in any way modifying the loan obligations for which the Fortune Drive Premises are pledged as collateral.

        F. In connection with the execution and delivery of this Agreement, Maxtor will enter into a lease guaranty in favor of FortuneFirst with respect to the obligations of MMC Technology under the Fortune Drive Lease, as amended by this Agreement.

        NOW, THEREFORE, the Parties hereby agree as follows:

        1. Effective Date. The effective date of this Agreement shall be the date that Maxtor acquires all of the capital stock of MMC Technology from Hynix (the "Effective Date").

        2. Fortune Drive Lease Amendments. As of the Effective Date of this Agreement, the Fortune Drive Lease is amended as follows:

               a. Definition of Tenant. For all purposes, the term Tenant (defined in the Preamble of the Fortune Drive Lease) means and refers exclusively to "MMC Technology, Inc., a California corporation," and all references made in the Fortune Drive Lease to "Hyundai Electronics America, a California corporation," are deleted.

               b. Term. The first paragraph of Section 3.1 of the Fortune Drive Lease is deleted and replaced in its entirety by the following:

                      "3.1 Commencement Date; Initial Term. The initial term of this Lease (the "Initial Term") shall commence on the Commencement Date and shall expire on the tenth (10th) anniversary of the day preceding the first full calendar month of the Initial Term."

               c. Minimum Rent. Section 5.1 of the Fortune Drive Lease is deleted and replaced in its entirety by the following:

                      "5.1 Minimum Rent. The annual minimum rent ("Minimum Rent") payable by Tenant to Landlord during the Initial Term shall be in accordance with the following schedule:

                      Beginning on the Effective Date through February 28, 2008, Tenant shall pay to Landlord in advance of the first day of each month of the term hereof the sum of $162,365.05 which is rate of $1.15 per square foot per month.

                      Rent for any period during the Initial Term hereof which is for less than one full month shall be a daily prorated portion of the monthly installment. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing."

               d. Exhibit B - "CPI Factor" Definition. Exhibit B to the Fortune Drive Lease is deleted in its entirety.

               e. Permitted Uses; Use Restrictions. Section 5.4 of the Fortune Drive Lease is amended by deleting the section heading and the first two sentences thereof and replacing them with the following section heading and sentences:

                      "5.4 Permitted Uses; Use Restrictions. The Premises shall be used and occupied only for the offices and manufacturing operations heretofore conducted on said Premises, specifically the manufacture of discs for the computer hard drive market and related development and for no other purposes. Use of hazardous or noxious materials is authorized within the scope of the prior uses heretofore conducted on the Premises by Tenant and in accordance with such intended purposes above set forth, and only in accordance with all Federal, State and local statutes, regulations, ordinances and permitting requirements applicable to the Tenant's business and the materials utilized; provided, however, that such uses will not: (i) have a material adverse effect on the fair market value of the Premises, or (ii) result in or give rise to any material environmental deterioration or degradation of the Premises, including without limitation, mining or the removal of oil, gas or minerals. Tenant shall not create or suffer to exist any public or private nuisance, hazardous condition (except as specifically provided above), illegal condition or waste on or with respect to the Premises. Tenant and its employees and business invitees shall observe and cooperate with the legal requirements of such permitted operations and as may be from time to time required by the laws, regulations, permitting authorities and by the Landlord for the operation of the facility on the Premises."

               f. Subordination and Nondisturbance Agreement. Section 8.1 of the Fortune Drive Lease is amended by adding the following sentence to the end of the existing paragraph:

                      "The form of nondisturbance and attornment agreement attached to this Lease as Exhibit B is hereby accepted by Nomura Asset Capital Corporation (or by CapMark, its loan servicing agent), Landlord and Tenant for the purpose of securing the rights of Tenant under this Lease against any bankruptcy, foreclosure, or other insolvency action, filed as a result of a default by Landlord under the provisions of that certain $47,634,000 conduit mortgage loan made by Nomura Asset Capital Corporation to Landlord, and dated as of February 27, 1998."

               g. Foreclosure. Section 8.3 of the Fortune Drive Lease is amended by deleting the words "upon request of any Successor" from subparagraph
(ii) thereof.

               h. Paramount Lease. Section 8.4 of the Fortune Drive Lease is deleted in its entirety.

               i. Landlord's Right of Entry. Section 22 of the Fortune Drive Lease is amended by adding the following sentence to the end of the existing paragraph:

                      "As used in this Section 22, the phrase "at all reasonable times" shall mean that Landlord, the Holder of any Mortgage, or any other third party who intends to enter the Premises, must first provide Tenant with forty-eight
                      (48) hours prior written notice of any non-emergency entry to be undertaken by any such party."

               j. Notices. Section 28 of the Fortune Drive Lease is amended by deleting the address for notice to Hyundai Electronics America in its entirety and by replacing it with the following:

                      "If to Tenant: MMC Technology, Inc.; 2001 Fortune Drive; San Jose, California 95134; Attention: Manager;" and

                      "with a copy to: Maxtor Corporation; 500 McCarthy Boulevard; Milpitas, California 95035; Attention: General Counsel"

               k. Operations. Section 44.5 of the Fortune Drive Lease is amended by adding the following sentence to the beginning of the existing paragraph:

                      "Except as is necessary or required in connection with Tenant's business of the manufacturing of disk drive media on the Premises,"

               l. Exhibits and Attachments. Section 48 of the Fortune Drive Lease is deleted in its entirety and is replaced by the following:

                      "Section 48. EXHIBITS. The following exhibits are attached hereto and form a part of this Lease:

                      A. Exhibit A - Legal Description of the Premises; and

                      B. Exhibit B - Form of Nondisturbance and Attornment Agreement."

        3. No Other Amendments to Fortune Drive Lease. Except as expressly provided in this Agreement, all other terms and conditions of the Fortune Drive Lease shall remain unchanged and in full force and effect.

        4. Warranties. Hynix hereby warrants that it has full power and authority to enter into a novation and amendment of the Fortune Drive Lease, and that, except for the use by MMC Technology, its Affiliate (as such term is defined in Section 9.1 of the Fortune Drive Lease), that is referenced in Recital C, it has not previously sold, subleased, assigned, hypothecated or otherwise transferred any of its right, title and interest in and to the Fortune Drive Lease.

        5. Option to Extend Initial Term. The Parties anticipate that fee title to the real property located at 2001 Fortune Drive, San Jose, California (the "Property") will be reconveyed by FortuneFirst to Hynix when the loan by Nomura, as serviced by CapMark, has been paid in full on or about February 27, 2008. When such reconveyance of fee title to the Property is effected, as a result of the full repayment of the Nomura Loan or in connection with the refinancing of the Nomura Loan, FortuneFirst and Hynix hereby agree, each for itself, that MMC

Technology shall have the option (the "Lease Option") to extend the term of the Fortune Drive Lease for the Fortune Drive Premises for a period of five (5) years following the expiration of the Initial Term, on such commercially reasonable terms as are in effect at the time for comparable space in similar buildings in the metropolitan area of San Jose, California. MMC Technology shall provide written notice of its intent to exercise the Lease Option no earlier than nine (9) months and no later than six (6) months prior to the expiration of the Initial Term.

        6. Acknowledgment and Novation. The Parties hereby acknowledge and agree that as of the Effective Date of this Agreement: (a) Hynix is released from all of its obligations under the Fortune Drive Lease, as amended, (b) Hynix assigns and transfers all of its right, title and interest under the Fortune Drive Lease, as amended, to MMC Technology, (c) MMC Technology assumes all of Hynix's obligations under the Fortune Drive Lease, as amended, and (d) FortuneFirst considers MMC Technology to be its tenant for all purposes under the Fortune Drive Lease, as amended.

        7. Estoppel. As of the Effective Date of this Agreement, FortuneFirst certifies: (a) to its knowledge, the copy of the Fortune Drive Lease attached hereto as Exhibit A is a complete and accurate copy of the Fortune Drive Lease as currently in effect; (b) to its knowledge, neither FortuneFirst nor Hynix is in default of its respective obligations under the Fortune Drive Lease, and no event has occurred which, with the giving of notice or lapse of time or both, would constitute a breach or default by either FortuneFirst or Hynix under the Fortune Drive Lease; (c) except as amended and modified pursuant to the terms of this Agreement, the Fortune Drive Lease has not been previously amended or modified; and (d) Hynix has not prepaid any Minimum Rent, Additional Rent or other charges for any period commencing at any time after July 1, 2001 under the Fortune Drive Lease.

        8. Attorneys' Fees. In the event of the bringing of any action or suit by a Party hereto against another Party hereunder by reason of any breach of any of the provisions on the part of the other Party arising out of this Agreement, then in that event the Prevailing Party shall be entitled to have and recover of and from the other Party all costs and expenses of the action or suit, including reasonable attorneys' fees (whether incurred in litigation, on appeal, discretionary review or otherwise), it being understood and agreed that the determination of "Prevailing Party" shall be included in the matters which are the subject of such action or suit.

        9. Miscellaneous. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of California, and shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument, and may not be amended or modified except in writing executed by all of the Parties hereto. The headings of sections are inserted for convenience only and are not intended to limit or define the scope or effect of any provision of this Agreement. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the enforceability of any other provision of this Agreement, all of which shall remain in full force and effect. Time is of the essence of this Agreement and of the obligations required hereunder. The Parties agree to execute all documents and instruments reasonably required in order to consummate the transactions contemplated by this Agreement. Capitalized terms used in this Agreement and not otherwise defined shall have the same meanings given to them in the Fortune Drive Lease.

        IN WITNESS HEREOF, the Parties have executed this Agreement on the date first referenced above.

"FORTUNEFIRST"                                "HYNIX"

FORTUNEFIRST, LLC,                            HYNIX SEMICONDUCTOR AMERICA INC.,
a California limited liability company        a California corporation


By: /s/ Thomas J. Thomas                      By: /s/ Thomas J. Thomas
    ------------------------------------          ----------------------------
Name: Thomas J. Thomas                        Name: Thomas J. Thomas
      ----------------------------------            --------------------------
Title: CFO                                    Title: CFO
       ---------------------------------             -------------------------


"MMC TECHNOLOGY"

MMC TECHNOLOGY, INC.,
a California corporation


By: /s/ Taj Giulamani
    ------------------------------------
Name: Taj Giulamani
      ----------------------------------
Title: VP Finance
       ---------------------------------

                                     CONSENT

CapMark Services, LP, a Texas limited partnership, as authorized agent of La Salle Bank, National Association, as Trustee for Nomura Asset Capital Securities Corporation Commercial Mortgage Pass-Through Certificates, Series 1998-D6, hereby gives its unconditioned consent to the provisions of this Lease Amendment and Novation Agreement.


                                        "CapMark"

                                        La Salle Bank, National Association,
                                        as Trustee for Nomura Asset Capital
                                        Securities Corporation Commercial
                                        Mortgage Pass-Through Certificates,
                                        Series 1998-D6

                                        By: CapMark Services, L.P.,
                                            a Texas limited partnership,
                                            its authorized agent

                                            By: Pearl Mortgage, Inc.
                                                a Delaware corporation, its sole
                                                general partner


                                                By: /s/ Thomas J. Bauer
                                                    ----------------------------

                                                Name: Thomas J. Bauer
                                                      --------------------------

                                                Title: Servicing Officer V.P.

                                    EXHIBIT A

                          [Copy of Fortune Drive Lease]

                                    EXHIBIT B

        [Form of Subordination, Nondisturbance and Attornment Agreement]

                               2001 FORTUNE DRIVE

                                 LEASE AGREEMENT



                                 by and between

                                FORTUNEFIRST LLC

                                   (Landlord)



                                       and

                           HYUNDAI ELECTRONICS AMERICA

                                    (Tenant)

                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT is made as of February 27. 1998 (the "Effective Date") by and between, FORTUNEFIRST LLC, a California limited ("Landlord"), and HYUNDAI ELECTRONICS AMERICA, a California corporation ("Tenant").

                              EXPLANATORY STATEMENT

        Tenant desires to least the Premises with a Building of approximately 137,187 square feet, as more Particularly shown on Exhibit A (the "Building"), from Landlord and Landlord desires to rent the Premises to Tenant, subject to and in accordance with the terms and provisions hereafter set forth.

        FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, mutually agree as follows:

        SECTION 1. DEFINITIONS. The following terms are defined in the following sections of this Lease:

               Term                                Section
               ----                                -------
               Additional Rent                     27
               Alterations                         11.1
               Commencement Date                   3.1
               CPI Factor                          5.1
               Default Pace                        5.3
               Environmental Statutes              4.4
               Event of Default                    25-2
               Hazardous Substance                 44.5
               Holder                              8.1
               Impositions                         6.1
               Increased Rate                      5.1
               Initial Term                        3.1
               Landlord                            36
               Minimum Rent                        5.1
               Mortgage                            8.1
               Notices                             28
               Open Areas and Facilities           13.1
               Overlessor                          8.4
               Payment Date                        5.2
               Premises                            Explanatory Statement
               Prohibited Use                      5.4
               Property                            Explanatory Statement
               Successor                           8.3

               Term                                3.2
               Transfer                            9.4
               Twenty Year Treasury Rate           5.1

        SECTION 2. LEASE OF THE PREMISES. In consideration of the rents, agreements and conditions herein contained, Landlord hereby leases to Tenant and Tenant Hereby rents from Landlord, the Premises.

        SECTION 3. INITIAL TERM.

        3.1 Commencement Date; Initial Term. The initial term of this Lease (the "INITIAL TERM") shall commence on the Commencement Date and shall expire on the fifteenth (15th) anniversary of the day preceding the first full calendar month of the Initial Term.

        For purposes of this Lease, the term "COMMENCEMENT DATE" shall mean February 27, 1998. Landlord and Tenant agree, upon demand of the other, to execute an agreement stipulating the Commencement Date and the termination dare of the Initial Term as soon as the Commencement Date has been determined.

        3.2 Definition of "Term". As used in this Lease, the word "Term" means the Initial Term.

        SECTION 4. LEASE YEAR. The first lease year of this Lease shall commence on the Commencement Dare and shall end at the Close of the twelfth (12th) full calendar month of the Term; thereafter, each lease year shall consist of twelve
(12) full calendar months commencing with each anniversary of the first day of the first full calendar month of the first lease year, except for the last lease year, which shall end on the last day of the Term.

        SECTION 5. MINIMUM RENT.

        5.1 Minimum Rent. The annual minimum rent ("MINIMUM RENT") payable by Tenant to Landlord (A) during the first ten (10) years of the Initial Term, shall be an amount equal to the product obtained by multiplying $1,893,181 by the CPI Factor and (B) during the last five (5) years of the Initial Term, shall be an amount equal to the product obtained by multiplying (i) the quotient obtained by dividing (a) the product obtained by multiplying $1,893,181 by the Increased Rate by (b) 8.50% by (ii) the CPI Factor. For purposes hereof, "INCREASED RATE" means a percentage equal to the greater of (i) the sum of 8.50% plus 5%, and (ii) as of the date that is ten (10) years after the Commencement Date, the sum of the Twenty Year Treasury Rate plus 6.50%, such Increased Rate not to exceed the maximum late charge permitted to be charged under the laws of the State of California. For purposes hereof, "CPI FACTOR" is defined on Exhibit
B. For purposes hereof, "TWENTY YEAR TREASURY RATE" means the yield, calculated by linear interpolation (rounded to three decimal places) of the yields of United States Treasury Constant Maturities with terms (one longer and one shorter) most nearly approximating that of noncallable United States Treasury obligations having maturities as close as possible to twenty (20) years from the date that is ten
(10) years after the Commencement Date on the basis of Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Governmental Security/Treasury Constant Maturities, or other recognized source of financial market information selected by Lender for the week prior to the date that is ten (10) years after the Commencement Date.

        5.2 Payment of Minimum Rent. Tenant shall pay to Landlord all Minimum Rent payable by Tenant under this Lease in equal monthly installments, in advance, on each payment date (hereinafter, the "PAYMENT DATE"). The- Payment Date shall be the eighth (8th) day of each calendar month during the Term of the Lease; provided, however, that for purposes of making payments hereunder, if the eighth (8th) day of a given month shall not be a Business Day (as such term is defined below), then the Payment Date for such month shall be the next succeeding Business Day. For purposes of this Lease Agreement, "BUSINESS DAY" shall mean any day other than (i) a Saturday or a Sunday, and (ii) a day on which federally insured depository institutions in New York, New York, Chicago, Illinois or the jurisdiction where the Building is located, are authorized or obligated by law, regulation, governmental decree or executive order to be closed.

        5.3 Late Charge; Interest. In the event any installment of Minimum Rent or Additional Rent shall not be paid by Tenant on the date such installment is due, then Tenant shall pay (A) an administrative late charge equal to the lesser of (i) five percent (5%) of any unpaid amount and (ii) the maximum late charge permitted to be charged under the laws of the State of California and (B) all unpaid Minimum Rent payments and all future Minimum Rent Payments shall be increased by the lesser of (i) a percentage equal to the quotient obtained by dividing (A) the sum of 8.50% and 5% by (B) 8.50% and (ii) the maximum late charge permitted to be charged under the laws of the State of California (A) and
(B) above, collectively, the "DEFAULT RATE").

               5.3.1 Tenant's Continuing Obligations. In the event that Tenant ceases conducting business at the Premises, then Tenant shall retain all of its other obligations under this Lease, including the obligation to pay Rent and Additional Rent.

        5.4 Use Restrictions. Tenant may occupy and use the Premises for an office headquarters and related uses, or for any other lawful purpose, (except that the Premises may not be used for or associated with a pornographic shop, adult book store, or massage parlor) so long as such other lawful purpose would not (i) have an adverse effect on the value of the Premises, (ii) increase (when compared to use as an office headquarters) the likelihood of incurring liability under any provisions of any Environmental Laws, or (iii) result in or give rise to any material environmental deterioration or degradation of the Premises, including without limitation, mining or the removal of oil, gas or minerals, or
(iv) violate any covenants, easement agreements, deed restrictions, agreements of record affecting the Premises, or applicable laws. Tenant shall not create or suffer to exist any public or private nuisance, hazardous or illegal condition or waste on or with respect to the Premises. Tenant shall not use, occupy or permit any of the Premises to be used or occupied, nor do or permit anything to be done in or on any of the Premises, in a manner which would (A) make void or voidable any insurance which Tenant is required hereunder to maintain then in force with respect to any of the Premises or (B) affect the ability of Tenant to obtain any insurance which Tenant is required to furnish hereunder, or (C) impair Landlord's title to the Premises, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third Persons, or of implied dedication of the Premises or any portion thereof. Nothing contained in this Lease Agreement and no action by Landlord shall be construed to mean that Landlord has granted to Tenant any authority to do any act or make any agreement that may create any such third party or public right, title, interest, lien, charge or other encumbrance upon the estate of the Landlord in the Premises.

        SECTION 6. REAL ESTATE TAXES AND IMPOSITIONS.

        6.1 Payment. In addition to the Minimum Rent referred to above, Tenant shall pay to the Landlord throughout the Term hereof, as Additional Rent hereunder, on or before the Payment Date (or sooner if elsewhere herein required), an amount equal to one-tenth of the annual impositions as estimated by Landlord. As used in this Lease Agreement, "IMPOSITIONS" shall mean: all ground rents and all taxes (including, without limitation, all real estate, ad valorem or value added, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege, license or similar taxes), assessments (including, without limitation, to the extent not discharged prior to the date hereof, all assessments for public improvements or benefits, whether or not commenced or completed within the terms of this Lease), water, sewer or other rents and charges, excises, levies, fees (including, without limitations license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of the Premises and/or Building, (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien (or anything similar in any way) upon (i) Landlord (including, without limitation, all income, franchise, single business or other taxes imposed on Landlord for the privilege of doing business in the jurisdiction in which the Premises and/or Building is located) or Holder, (ii) the Premises and/or Building or any part thereof, or (iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Premises and/or Building or the leasing or use of the Premises and/or Building or any part thereof, or the acquisition or financing of the acquisition of the Premises and/or Building by Landlord. "Impositions" and the amount required to be paid by Tenant shall also include all amounts which Landlord may be required to pay, or shall have agreed to pay, in lieu of any item within the definition of "Impositions" set forth hereinabove. If at any time prior to the expiration of the Terms of this Lease, any new Imposition shall be imposed upon Landlord or the Premises in lieu or in place of, or in addition to any other Imposition included in this Section 6.1 above, and shall be measured by or based upon net income or profits derived from real estate (as distinguished from net income or profits generally), then such new Imposition shall be included in "Impositions" to the extent that such new Imposition would be payable if the Premises were the only property of Landlord subject thereto and the income and profits received by Landlord from the Premises were the only income and profits of Landlord. Tenant also shall pay to Landlord, at least thirty days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof the amount by which the Impositions becoming due exceed the monthly payments on account thereof previously made by Tenant. The amounts paid to Landlord pursuant to this Section 6.1 shall be used by Landlord co pay the "Imposition," but such amounts shall not be deemed to be trust fund, and no interest shall be payable thereon.

        SECTION 7. UTILITIES. Tenant shall contract for, and pay promptly when due, the charges for all utility services rendered or furnished to the Premises (whether by meter or submeter) including but not limited to hear, water, gas, electricity and telephone. If Tenant defaults in the payment of any such utility charges, Landlord may, at its option, pay them for Tenant's account, in which event Tenant shall promptly reimburse Landlord within two (2) days after Landlord's written request therefore. Landlord shall have no liability to Tenant for disruption of utilities to the Premises.

        SECTION 8. SUBORDINATION AND NONDISTURBANCE.

        8.1 Agreement. Unless Landlord elects otherwise, Tenant's rights under this Lease are and shall always be subordinate to (be operation and effect of any superior lease, mortgage, or deed of trust now or hereafter placed upon the Premises or any part thereof by Landlord, or any renewal, modification, consolidation, replacement, or extension of any such mortgage or deed of trust (the "Mortgage"); provided, however, that with respect to any ground or land lease, mortgage, or deed of trust such subordination shall not be effective unless each holder of an interest in the Premises which may be superior to Tenant's interest under this Lease (the "HOLDER") executes a nondisturbance, subordination, and attornment agreement in standard form as reasonably required by any tender of Landlord or otherwise as reasonably acceptable to Tenant and such Holder. The foregoing subordination shall be automatic and without the necessity of any further act on the part of Tenant to effectuate such subordination. However, Tenant agrees to execute and deliver upon demand such instruments evidencing and confirming such subordination of this Lease as shall be desired by the Holder of any Mortgage.

        8.2 Lease May Be Superior. Notwithstanding Section 8.1, any Holder of any Mortgage may at any time subordinate its Mortgage to this Lease without Tenant's consent, b) notice in writing co Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard their respective dates of execution and delivery and in that event such Holder shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the Mortgage and had been assigned to such Holder.

        8.3 Foreclosure. If any Mortgage is foreclosed, or Landlord's interest under this Lease is conveyed or transferred in lieu of foreclosure, (i) no person which, as a result of any of the foregoing, has succeeded to the interest of Landlord in this Lease and none of the successor's of assigns of such person (any such person, and his or its successors and assigns, being hereinafter called a "SUCCESSOR") shall be liable for any default by

Landlord or any other matter which occurred prior to the date such Successor succeeded to Landlord's interest in this Lease nor shall such Successor be bound by or subject to any offsets or defenses which Tenant may against any predecessor in interest of such Successor, (ii) upon request of any Successor, Tenant shall attorn, as Tenant under this Lease subject to the provisions of this Section 8.3, to such Successor and shall execute and deliver such instruments as may be necessary or appropriate to evidence such attornment within 10 days after receipt of a written request to do so; and (iii) no Successor shall be bound to recognize any prepayment by more than 30 days of any rent, additional rent or other sum payable hereunder.

        8.4 Paramount Lease. If Landlord is or becomes lessee of the Premises or the building, then, subject to the provisions of Section 8.1 above, Tenant agrees that Tenant's possession and estate shall be that of a subtenant and subordinate to the interest of Landlord's lessor, its heirs, personal representatives, successors and assigns (such lessor and other persons being hereinafter collectively referred to as the "OVERLESSOR") without the necessity of any further action on the part of Tenant to effectuate such subordination, but notwithstanding the foregoing if Landlord's tenancy shall terminate either by expiration, forfeiture or otherwise, then, if Overlessor shall so request, Tenant shall attorn to Overlessor and recognize Overlessor as Tenant's landlord upon the terms and conditions of this Lease for the balance of the term hereof; and any extensions or renewals hereof. Tenant shall execute, acknowledge and deliver, upon demand by Landlord or any Overlessor, such further instruments evidencing such subordination of Tenant's right, title and interest under this Lease to the interests of Overlessor, and such further instruments of attornment and nondisturbance, as shall be desired by such Overlessor, which instruments, if Overlessor is an institutional lender, shall contain such other provisions as are normally included therein by Overlessor.

        SECTION 9. ASSIGNMENT AND SUBLETTING.

        9.1 Consent Required. Except as herein expressly provided, neither this Lease nor any interest of Tenant hereunder shall be assigned, mortgaged, pledged or otherwise encumbered, or the Premises sublet, in whole or in part, or used or occupied, to or by anyone without Landlord's prior written consent, which consent may be withheld in the sole and absolute discretion of Landlord; provided, however, that Tenant may sublease to an Affiliate of Tenant without Lender's prior written consent. For the purposes of this Lease, "Affiliate" of any specified entity means any other entity controlling, controlled by or under common control with such specified entity. For the purposes of this Lease, "control" when used with respect to any specified entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise; and the terms "controls," "controlling" and "controlled" have the meanings correlative to the foregoing. If Tenant is a corporation or other entity, any transfer, sale, pledge or other disposition, in any single transaction or cumulatively prior to the expiration of the term of this Lease, of fifty percent or more of the stock, or interest in, Tenant, shall be deemed an assignment of this Lease and, therefore, prohibited without the prior written consent of Landlord.

        9.2 Additional Requirements. In the case of any assignment or subletting permitted pursuant to this Section 9, Tenant or anyone holding under Tenant shall in each case comply with each of the following conditions:

               (a) A duplicate original executed copy of any such assignment or sublease shall be delivered to Landlord thirty (30) days before the commencement date thereof; and, in the case of any assignment, an assumption by assignee of all obligations of Tenant arising under this Lease, reasonably satisfactory in form and substance to Landlord; and

               (b) Each sublease shall provide that, in the event of cancellation of this Lease, the subtenant under such sublease shall, at the option of Landlord, attorn to and become the direct subtenant of Landlord on the same terms and conditions as are provided in the Sublease, except that Landlord shall not be liable for defaults of Tenant as sublandlord occurring before such attornment.

        9.3 Continuing Liability. Notwithstanding anything herein to the contrary, no assignment or subletting shall operate to release or discharge Tenant from liability hereunder, it being understood and agreed that the liability of Tenant and each assignee of Tenant's interest shall be joint and several and survive any such assignment or sublease, and shall continue with the same force and effect as if no such assignment or sublease had been made.

        9.4 Proceeds, Etc. If there is an assignment or subletting of any kind, (a "TRANSFER"), then Tenant shall pay to Landlord forthwith upon Tenant's receipt thereof, as additional rent, all sums and other economic consideration (whether by lump sum payment or otherwise) received by Tenant in any month as a result of the Transfer whether denominated rentals or otherwise which exceed, in the aggregate, the Minimum Rent and Additional Rent which Tenant is obligated to pay Landlord under this Lease in the same month (prorated to reflect obligations allocable to that portion of the Premises which is the subject of the Transfer), all without affecting or reducing any other obligation of Tenant hereunder: provided that in the case of an assignment of this Lease such additional rent payment by Tenant to Landlord shall equal the entire consideration for such assignment. If Landlord gives Landlord's written consent to Transfer or if a Request Notice is given and such Transfer is not made within sixty (60) days thereafter, then Landlord's written consent to the Transfer shall be automatically null, void and of no force or effect whatsoever and/or another Request Notice must be sent. The right to terminate shall not be exhausted by any one exercise thereof by Landlord but shall be exercisable from time to time and as often as there is an applicable proposed Transfer. If after receipt of the Request-Notice Landlord requests additional or further information which Landlord reasonably requires to consider the proposed Transfer, Tenant shall promptly deliver such information to Landlord.

        9.5 In Bankruptcy. Notwithstanding any other provision in this Lease, any person to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq., shall be deemed without further act to have assumed all of the obligations and burdens arising under this Lease on or after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument satisfactory to Landlord confirming such assumption.

        SECTION 10. MAINTENANCE OF PREMISES. Tenant shall, throughout the Term of this Lease and at its sole cost and expense, take good care of the Building and the other improvements now or hereafter located upon the Premises, and any sidewalks, parking areas, curbs and access ways upon the Premises, and keep them in good order and condition, and promptly at Tenant's own cost and expense make all repairs necessary to maintain such good order and condition, whether such repairs be interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. When used in this Section, the term "repairs" shall include replacements and renewals when necessary to maintain such Building and other improvements in good order and condition, and all such repairs made by Tenant shall be at least equal in quality and usefulness to the Building and such other improvements as may from time to time be located upon the Premises. Tenant shall keep and maintain all portion of the Premises and any sidewalks, parking areas, curbs and access ways adjoining them in a clean and orderly condition free of accumulation of dirt, rubbish, snow and ice.

        SECTION 11. TENANT'S ALTERATIONS.

        11.1 Exterior and/or Structural Alterations. Tenant shall not make any alterations, additions, or improvements ("Alterations") of a structural nature to the exterior portions of the Premises or any structural Alterations to the interior of the Premises, without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Any Alterations made by Tenant shall immediately become the property of Landlord and shall remain upon the Premises. No such Alterations shall increase or decrease the footprint of the Premises.

        11.2 Interior Nonstructural Alterations. Tenant may make nonstructural interior Alterations, as it deems necessary from time to time without Landlord's consent as long as such Alterations are done in compliance with applicable law and in a good and workmanlike manner and at the end of the Term Tenant removes any such Alterations as are requested by Landlord, in writing, and repairs any damage caused by the installation, removal or presence of such Alterations.

        SECTION 12. SIGNS. Tenant shall have the right to install at its expense Tenant's standard signage, both interior and exterior on or about the Premises, provided that Such Signs Comply with applicable provisions of law, and will not reduce the value of the Building and the Premises. Tenant agrees to maintain any sign, billboard, marquee, awning, display, decoration, placard, lettering, or advertising matter in good condition and repair at all times and in compliance with all applicable provisions of law. Tenant shall have the full and exclusive control over the design, content, shape, and color of its signage at the Premises, provided such signage will not reduce the value of the Building and the Premise.

        SECTION 13. OPEN AREAS AND FACILITIES.

        13.1 Operation and Maintenance of Open Areas and Facilities. Tenant, at its sole cost, shall operate, manage, equip, light, keep and maintain the areas of the Premises not covered by the Building (the "OPEN AREAS AND FACILITIES") in good order and repair, including, but not limited to, restriping of parking areas; repairing and replacing paving and the substrata thereof for parking, driveway, sidewalk and curb facilities; keeping the Open Areas and Facilities properly drained, reasonably free of ice, snow, trash, rubbish, waste, and obstruction; and in a neat, clean, orderly and sanitary condition; keeping the Open Areas and Facilities suitably lit; promptly removing abandoned cars other debris; maintaining signs, markers, and other means and methods of pedestrian and vehicular traffic control; keeping all bushes adequately mulched, grass cut and plants trimmed and pruned; and keeping all landscaping adequately irrigated. Also, Tenant shall, at its cost, be responsible for cleaning and repair of sidewalks, curbs, elevated walkways and stairways, maintenance and repair of the landscaping and the irrigation systems; maintenance and repair of the lighting systems in the parking and walkway areas; janitorial services in the Open Areas and Facilities, maintenance and repair of the storm drainage and sanitary sewer systems; trash disposal, maintenance and repair of utility systems; and compliance with environmental requirements; remediating any condition resulting from the improper or unlawful discharge, disposal, or release by Tenant or any other person of any Hazardous Substance as defined in
Section 44.5.

        SECTION 14. NET LEASE; BOND LEASE.

        14.1 TENANT PAYS ALL CHARGES. TENANT ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THIS LEASE IS A COMPLETE NET LEASE TO LANDLORD, THAT THIS LEASE SHALL YIELD TO LANDLORD THE NET MINIMUM RENT (AND ADDITIONAL RENT, IF ANY) SPECIFIED HEREIN, THAT LANDLORD IS NOT RESPONSIBLE FOR ANY COSTS, CHARGES, EXPENSES, OR OUTLAYS OF ANY NATURE WHATSOEVER ARISING FROM OR RELATING TO THE PREMISES OR THE USE AND OCCUPANCY THEREOF, OR THE CONTENTS THEREOF OR THE BUSINESS CARRIED ON THEREIN, AND TENANT SHALL PAY ALL CHARGES, IMPOSITIONS, COSTS, AND EXPENSES OF EVERY NATURE AND KIND RELATING TO THE PREMISES.

        14.2 BOND LEASE. THIS LEASE IS A BOND LEASE AND THE MINIMUM RENT, ADDITIONAL RENT AND ALL OTHER SUMS PAYABLE BY TENANT HEREUNDER SHALL BE PAID IN ALL EVENTS AND WITHOUT NOTICE OR DEMAND, AND WITHOUT COUNTERCLAIM, SETOFF, DEDUCTION, DEFENSE, ABATEMENT, SUSPENSION, DEFERMENT, OR DIMUTION OF ANY KIND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN. THIS LEASE SHALL NOT TERMINATE, NOR SHALL TENANT HAVE ANY RIGHT TO TERMINATE OR AVOID THIS LEASE OR BE ENTITLED TO THE ABATEMENT OF ANY RENTS HEREUNDER OR ANY REDUCTION THEREOF, NOR SHALL THE OBLIGATIONS AND LIABILITIES OF TENANT HEREUNDER

BE IN ANY WAY AFFECTED FOR ANY REASON INCLUDING (A) DAMAGE TO, DESTRUCTION OF OR ANY TAKING OF ANY PART OF THE PREMISES, (B) ANY RESTRICTION OF OR INTERFERENCE WITH ANY USE OF THE PREMISES, (C) ANY MATTER AFFECTING TITLE TO, OR ANY EVICTION FROM, THE PREMISES, (D) ANY PROCEEDING RELATING TO LANDLORD, OR ACTION TAKEN WITH RESPECT TO THIS LEASE BY ANY TRUSTEE OR RECEIVER OF LANDLORD OR BY ANY COURT IN ANY PROCEEDINGS, (E) ANY FAILURE BY LANDLORD TO PERFORM OR COMPLY WITH THIS LEASE OR ANY OTHER AGREEMENT OR BUSINESS DEALINGS WITH TENANT, (F) LANDLORD'S ACQUISITION OF OWNERSHIP OF ALL OR PART OF THE PREMISES OR OF LANDLORD'S INTEREST THEREIN OTHER WISE THAN AS PROVIDED HEREIN, (G) ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, ANY PRESENT OR FUTURE LAW TO THE CONTRARY NOTWITHSTANDING AND WHETHER OR NOT TENANT SHALL HAVE NOTICE OR KNOWLEDGE OF ANY OF THE FOREGOING. THE OBLIGATIONS OF TENANT HEREUNDER SHALL BE SEPARATE AND INDEPENDENT COVENANTS AND AGREEMENTS. TENANT WILL REMAIN OBLIGATED UNDER THIS LEASE IN ACCORDANCE WITH ITS TERMS, AND TENANT WAIVES ALL RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO MODIFY OR AVOID STRICT COMPLIANCE WITH THIS LEASE.

        14.3 CANCELLATION RIGHTS. NO RIGHT OF LANDLORD OR TENANT TO CANCEL OR TERMINATE THIS LEASE FOR ANY REASON PRIOR TO THE EXPIRATION OF THE TERM MAY BE EXERCISED WITHOUT THE PRIOR WRITTEN CONSENT OF ANY HOLDER AND, WITHOUT SUCH CONSENT, ANY PURPORTED CANCELLATION OR TERMINATION SHALL BE NULL AND VOID AND OF NO FURTHER FORCE OR EFFECT.

        SECTION 15. INSURANCE.

        15.1 Types. Tenant, at Tenant's sole cost and expense, shall maintain and keep in effect throughout the Term:

               (i) insurance against loss or damage to the Building and all other improvements now or hereafter located on the Premises by fire and all other casualties as may be included in forms of all risk insurance from time to time commonly available in the state where the Premises are located, in an amount equal to the full insurable replacement value (without depreciation) of such Building and improvements, such replacement value to be determined from time to time, at Tenant's expense, whenever requested by Landlord, but not more frequently than every three years, by an appraiser selected by Tenant and approved by Landlord;

               (ii) insurance on an occurrence basis against claims for personal injury (including death) and property damage arising from occurrences on, in or about the Premises, with broad form commercial liability, coverage, under a policy or policies of comprehensive general liability insurance or commercial general liability insurance, with such limits as may be reasonably requested by Landlord from time to time, but not less than $5,000,000 per occurrence and $5,000,000 annual aggregate for the Premises and, without limitations of the foregoing, within 30 days after Landlord's request, Tenant shall have such annual aggregate increased (by the same or different policies) to such amount as Landlord may reasonably request by reason of occurrences during any policy year and, in respect of such increase shall make the deliveries specified in Section 15.3 below;

               (iii) boiler insurance, plate glass insurance, war risk insurance (when available), rent insurance and such other forms of insurance and endorsements as may be specified from time to time by Landlord; all such insurance shall be in such reasonable amounts as may be specified from time to time by Landlord; and

               (iv)   any other insurance that is set forth in the Mortgage.

        15.2 Insured Parties. The policies of insurance described in subsections 15.1(i), 15,1(iii) and 15.1(iv) above shall name Landlord (and such other parties as Landlord may from time to time specify) as the sole insured(s), and in addition shall contain a standard mortgagee endorsement in favor of the Holders of any Mortgages which may at any time be a lien upon the Premises or any part thereof. The policies of the insurance described in subsection 15.1(ii) above shall name Tenant and Landlord (and such other parties as Landlord may from time to time specify) as the insured parties, shall contain a severability of interests endorsement, and shall state that they are primary over any insurance carried by Landlord or such other parties, however, in lieu of including Landlord and other parties specified by Landlord as named insureds in Tenant's liability insurance policy. Tenant may include them in such policy as additional insureds if Tenant also provides Landlord and any other parties specified by Landlord with a separate policy of insurance having the limits specified in subsection 15.1(ii) and in which they are the only named insureds, in which case Tenant's policy and such separate policy shall each state that they are primary over any insurance carried by Landlord or such other parties.

        15.3 Insurers; Replacement. Each policy shall provide that it shall not be cancelable without at least thirty (30) days' prior written notice to Landlord and each policy shall be issued by an insurer of recognized responsibility, licensed to do business in the state where the Premises are located and satisfactory to Landlord. Forthwith upon the execution of this Lease, each policy (or a duplicate original hereof) shall be delivered by Tenant to Landlord unless Landlord requests that it be delivered to the Holder of any Mortgage, in which case Tenant shall deliver the policy to such Holder and shall deliver to Landlord a certificate (in the cast of the insurance required under subsection 15.1(ii)) or the document known in the insurance business as an "evidence of property insurance" (in the case of the insurance required under subsections 15.1(i), 15.1(iii) and 15.1(iv)), from the insurance carrier in form satisfactory to Landlord and certifying or evidencing that the policy so delivered has been issued and is in effect and the duration thereof. At least thirty days before any policy, Tenant shall deliver to Landlord a replacement policy and certificate or evidence of Property insurance meeting the foregoing requirements, and at least ten days prior to the date that the premium on any policy shall become due and payable, Tenant shall cause Landlord to be finished with satisfactory evidence of its payment- Each policy shall have attached thereto an endorsement to the effect that no act or omission of Tenant shall affect the obligation of the insurer to pay the full amount of any loss sustained. Each policy shall be in such form as Landlord may from time to time reasonably require.

        15.4 Evidence of Payment. If Tenant shall fail, refuse or neglect to obtain such insurance or maintain it, or to furnish Landlord with satisfactory evidence that it has done so and satisfactory evidence of payment of the premium of any policy, within the time required as set forth above, Landlord shall have the right, at Landlord's option and without regard to any opportunity to cure provided for elsewhere in this Lease, to purchase such insurance and to pay the premiums thereon or to pay the premiums on insurance which Tenant should have paid for. All such payments made by Landlord shall be recoverable by landlord from Tenant on demand as Additional Rent hereunder.

        15.5 Uninsured Loss. If Tenant fails to provide and keep in. force insurance as aforesaid, Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant to the amount of the insurance premium or premiums not paid or incurred and which would have been payable upon such insurance, but Landlord shall also be entitled to recover as damages for such breach the uninsured amount of any loss, to the extent of any deficiency in the insurance required by the provisions of this Lease, and damages, expenses of suit and costs, including without limitation reasonable cancellation fees, suffered or incurred during any period when Tenant shall have failed to provide or keep in force insurance as aforesaid.

        15.6 Other Insurance Obtained by Tenant. Tenant shall -not take out separate insurance concurrent in form or contributing, in the event of loss, with that required hereunder to be furnished by Tenant, or increase the amounts of any then existing insurance by securing an additional policy or additional policies, unless such separate insurance or additional policy(s) shall conform to all the requirements of Section 15.2 above.

        15.7 Waiver of Subrogation; Rights under Insurance Policies. Each of the parties hereto hereby releases the other and the other's partners, agents and employees, to the extent of each party's insurance coverage, from any and all liability for any loss or damage which may be inflicted upon the property of such releasing party even if -such loss or damage shall be brought about by the fault or negligence of the other party, its partners, agents or employees; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available. If an additional premium is charged for such waiver, the party benefiting therefrom, if it desires to have the waiver, agrees to pay to the other the amount of such additional premium promptly upon being billed therefor.

        SECTION 16. INDEMNIFICATION.

        16.1 Indemnification. Tenant agrees to indemnify and save harmless Landlord and Landlord's partners and members and its and their officers, directors, managers and employees, from and against any and all claims by or on behalf of any person, arising from the occupancy, conduct, operation or of the Premises or from any work or thing whatsoever done or not done in, on or about the Premises, or arising from any breach or default on the part of Tenant in the performance of any Covenant or agreement on the part of Tenant to be performed pursuant to the Terms of this Lease, or under the law, or arising from any act, neglect or negligence of Tenant, or any of its agents, contractors, servants, employees, invitees or licensees, causing injury, death or damage to any person (including, without limitation, any employee of Tenant) or property, or arising from any injury, death or damage whatsoever caused to any person (including. without limitation any employee of Tenant) or property in or about the Premises, or arising from any other event whatsoever, including any negligence of Landlord or any of its partners, officers, directors, agents, employees, servants and contractors, whether such negligence occurred or occurs before or after the execution of this Lease, and from and against all costs, expenses, penalties, fines and liabilities incurred in connection with any such claim or action or proceeding brought thereon (including, without rotation the fees of attorneys, investigators and experts) and Tenant covenants that in case any action or proceeding be brought against Landlord or any other party to be indemnified hereunder by reason of any such claim, Tenant upon notice from Landlord or any other party to be indemnified hereunder, at Tenant's cost and expense, shall defend the requesting Landlord or other party in such action or proceeding or cause it to be resisted or defended by an insurer.

        16.2 Release. Landlord, its partners, members, officers, directors, managers, agents, employees and contractors, shall not be liable for, and Tenant hereby releases Landlord and each of them from, all claims for loss of life, personal injury or damage to property or business sustained by Tenant or any person claiming by, through or under Tenant resulting from fire, accident, occurrence or condition in, on or about the Premises, including, but not limited to, any such claims for loss of life, personal injury or damage resulting from any defect, latent or otherwise in the Premises, any defect, latent or otherwise, in, or any failure of, any equipment, machinery, utilities, appliances or apparatus, or any falling of fixtures or other items, leakage of water, snow or ice, broken glass, or any other event whatsoever, including any negligence of Landlord or any of its partners, officers, directors, agents, employees, servants and contractors, whether such negligence occurred or occurs before or after the execution of this Lease, and any failure of Landlord to perform any of its obligations under this Lease.

        SECTION 17. MECHANICS' LIENS, ETC.

        17.1 No Liens. Tenant will not create or suffer or permit to be created or remain, and will discharge, any lien, encumbrance or charge (levied on account of any imposition or any mechanic's, laborer's or materialman's lien) which might be or become a lien, encumbrance or charge upon the Premises or any part thereof or the income therefrom, having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Premises or any part thereof or the income therefrom, and Tenant will not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Premises or any part thereof might be impaired provided that any mechanic's, laborer's or materialman's lien may be discharged in accordance with Section
17.2 of this Section.

        17.2 Discharge of Liens. If any mechanics, laborer's or materialman's lien shall at any time be filed against the Premises or any part thereof, Tenant, within fifteen days after notice of the filing thereof, will cause it to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge it either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event, Landlord shall be entitled, if Landlord so elects to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the Default Rate from the respective dates of Landlord's making of the payments and incurring of the costs and expense, shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

        SECTION 18. INTENTIONALLY OMITTED.

        SECTION 19. TENANT'S COVENANTS. Tenant represents, warrants, and covenants to Landlord as follows:

               (a) to pay all sums due as rent and Additional Rent herein when and as the same shall become due and payable in accordance with the terms of this Lease;

               (b) to perform and/or observe all of the terms, provisions and conditions required to be performed and/or observed by Tenant under this Lease;

               (c) not to injure, overload, deface, or otherwise harm the building or any part thereof or any equipment or installation therein, nor commit any nuisance; nor burn any trash on the Premises; nor make any use of the Premises or of any part thereof or equipment therein which is improper, offensive or contrary to applicable laws, rules and regulations;

               (d) if any of Tenant's lenders forecloses on any property of Tenant located at the Premises, Tenant shall promptly replace such property with new property satisfactory to Lender at Tenant's sole cost and expense.

        SECTION 20. FIRE OR OTHER CASUALTY.

        20.1 Damage to Premises. (a) If the Building or other improvements on the Premises shall be damaged or destroyed by fire or other casualty, Tenant, at Tenant's sole cost and expense, shall promptly and diligently repair, rebuild or replace such Building and other improvements, so as to restore the Premises to the condition in which they were immediately prior to such damage or destruction. The net proceeds of any insurance (other than rent insurance) recovered by reason of such damage or destruction in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess being hereinafter called the "net insurance proceeds") shall be held in trust by Landlord or held by any Holder and released for the purposes of paying the fair and reasonable cost of restoring such Building and other improvements. Such net insurance proceeds shall be released from time to time as the work progresses to Tenant or to Tenant's contractors. Prior to the commencement of the work, Tenant shall deliver to Landlord reasonable proof at such net insurance proceeds are adequate to pay the cost of such restoration. If such net insurance proceeds are not adequate, Tenant shall pay, out of funds other than such net insurance proceeds, the amount by which such cost will exceed such net insurance proceeds, and shall furnish proof to Landlord of the payment of such excess for work performed, before Landlord or any such Holder shall release any part of such net insurance proceeds. If such net insurance proceeds are more than adequate, the amount by which such not insurance proceeds exceed the cost of restoration will be retained by Landlord or applied to repayment of any Mortgage Loan. If a Holder shall decline to make the net insurance proceeds available for the restoration provided herein and Landlord does not elect to substitute other funds for such insurance proceeds, Landlord shall have the right to terminate this Lease.

        (b) Notwithstanding anything in this Lease Agreement to the Contrary for any time period during which the Mortgage is outstanding, the net proceeds of any insurance that is recovered shall be applied in the manner set forth in the mortgage.

        SECTION 21. EMINENT DOMAIN.

        21.1 Condemnation of Entire Premises. If all of the Premises is taken or condemned for a public or quasi-public use, this Lease shall terminate as of the date title to the condemned real estate vests in the condemnor and the rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant and neither party shall thereafter have any liability hereunder.

        21.2 Partial Condemnation. If only part of the Premises is taken or condemned for a public or quasi-public use, Tenant shall restore the building and other improvements upon the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the taking, and there shall be an equitable abatement of the minimum rent according to the value of the Premises before and after the taking. In the event that the parties are unable to agree upon the amount of such abatement, either party may submit the issue for arbitration pursuant to the rules then obtaining of the American Arbitration Association and the determination or award rendered by the arbitrator shall be final, conclusive and binding upon the parties and not subject to appeal, and judgment thereon may be entered in any court of competent jurisdiction.

        21.3 Award. Tenant shall have the right to make a claim against the condemnor for moving and related expenses which are payable to tenants under applicable law without reducing the awards otherwise payable to Landlord and the Holders. Except as aforesaid, Tenant hereby all claims against Landlord and all claims against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without rotation, all claims for leasehold damages and diminution in the value of Tenant's leasehold, interest. If only part of the Premises is taken or condemned for a public or quasi-public use, the nor proceeds of any condemnation award recovered by reason of any taking or condemnation of the Premises in excess of the cost of collecting the award and in excess of any portion thereof attributable to the then current market value of the land taken or condemned (such excess being hereinafter called the "net condemnation proceeds") shall be held in trust by Landlord of any Holder and released for the purpose of paying the fair and reasonable cost of restoring the Building and Other improvements damaged by reason of the taking or condemnation. Such net condemnation proceeds shall be released from time to time as the work, progresses to Tenant or to Tenant's contractors. Prior to the condemnation of the work, Tenant shall deliver to Landlord reasonable proof that such net condemnation proceeds are adequate to pay the cost of such restoration. If such net condemnation proceeds are not adequate, Tenant shall pay, out of funds other than such net condemnation proceeds, the amount by which such cost will exceed such net condemnation proceeds and shall furnish proof to Landlord of the payment of such excess for work performed before Landlord or any such Holder shall release any part of such net condemnation proceeds. If such net condemnation proceeds are more than adequate, the amount by which such net condemnation proceeds exceed the cost of restoration shall be retained by Landlord or applied to repayment of any Mortgage Loan secured by the Premises. In the event that the parties are unable to agree upon the Portion of the award attributable to the then current market value of the land taken or condemned, either party may submit the issue for arbitration pursuant to the rules then obtaining of the American Arbitration Association and the determination or award rendered by the arbitrator shall be final, conclusive and binding upon the parties and not subject to appealed and judgment thereon may be entered in any court of competent jurisdiction.

        21.4 Temporary Taking. If the condemnation should take only the right to possession for a fixed period of time or for the duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this Lease shall continue in full force and effect without any abatement of rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of this Lease, shall be paid by the condemnor to Landlord and the condemnor shall be considered a Subtenant of Tenant. If the amount payable hereunder by the condemnor are paid in monthly installments, Landlord shall apply the amount of such installments, or as much thereof as may be necessary for the purpose, toward the amount of rent due from Tenant as rent for that period, and Tenant shall pay to Landlord any deficiency between the monthly amount thus paid by the condemnor and the amount of the rent, while Landlord shall pay over to Tenant any excess of the amount of the award or the amount of the rent.

        21.5 Outstanding Mortgage. Notwithstanding anything in this Lease Agreement to the contrary, for any time period during which the Mortgage is outstanding, any condemnation proceeds awarded in accordance with Sections 21.1. 21.2, 21.3 or 21.4 herein shall be applied in the manner set forth in the Mortgage.

        SECTION 22. LANDLORD'S RIGHT OF ENTRY. Tenant agrees to permit Landlord and the authorized representatives of Landlord and of the Holder of any Mortgage or any prospective Holder to enter the Premises at all reasonable times for the purpose of inspecting them, including the performance of reasonable rents, samplings, or other investigations to satisfy itself that Tenant has complied with the provisions of this Lease, and making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make such repairs or perform any such work required of Tenant under this Lease. Nothing herein shall imply any duty upon the part of Landlord to make any such inspection, test, sampling or other investigations and nothing herein shall imply any duty on the part of Landlord co do any other work which under any provision of this Lease Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform it. During the progress of any work, inspection, testing, sampling or investigation, Landlord may keep and store in the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, or other damage to Tenant by reason of making such repairs or the performance of such work in the Premises or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever, and the cost of each of such repairs or the performance of such work shall be payable by Tenant to Landlord on demand as Additional Rent. Landlord also shall have the right to enter the Premises at all reasonable times to exhibit the premises to any prospective purchaser, tenant and/or mortgagee thereof.

        SECTION 23. SURRENDER. Upon expiration or termination of this Lease, or, any extension thereof, Tenant will quit and surrender the Premises, broom clean, in good order and condition, ordinary wear and tear excepted, without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate said Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of said Premises from a tenant holding over to the same extent as if statutory notice had been given Tenant shall remove its trade fixtures, stock, and other personal property at the expiration or sooner termination of the Term.

        SECTION 24. HOLDING. In the event that Tenant remains in possession of the Premises after the expiration of this Lease, it shall be deemed to be occupying the

Premises as a holdover tenant, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a holdover tenancy, provided, however, chat the minimum rental payment shall be increased by fifty percent (50%).

        SECTION 25. DEFAULTS AND REMEDIES.

        25.1 If Tenant defaults in the performance of any of its obligations under this Lease, including, without limiting the generality of the foregoing, its obligation to pay rent or Additional Rent or any part thereof when due, or to make any other payment herein provided, or to perform any other covenant, obligation, agreement. or duty on Tenant's part to be performed hereunder, and if such default shall continue as to as to nonmonetary defaults only for a period of thirty (30) days after notice thereof to Tenant and. if such default or omission so specified is other than a monetary default, if Tenant has not in good faith commenced curing or remedying such default within such thirty (30) day period and does not thereafter diligently proceed therewith to completion, then and in any such event either Landlord may cancel this Lease by notice to Tenant (if the Term has not commenced) or Landlord may serve upon Tenant a notice that this Lease and the Term will terminate (if the Term has commenced) on a date specified therein, which shall be not less than thirty (30) days after the giving of such notice. Upon the date so specified, this Lease and the Term, if any, shall terminate as fully and completely as if such date were the date herein definitely fixed for the end and expiration of this Lease and Tenant shall then quit and surrender the Premises to Landlord; provided, however, that Tenant shall remain liable as hereinafter set forth. In the event that Tenant breaches or threatens to breach or anticipatorily repudiates this Lease before taking possession of the Premises, then in addition to, and not in limitation of, any other rights or remedies accruing to Landlord by operation of law and/or equity, by or under any legal proceedings or by the provisions of this Lease, Landlord may, after thirty (30) days notice to Tenant and opportunity to cure or retract such anticipatory repudiation, in its sole discretion, terminate this Lease by giving Tenant notice of its intent to do so, and Landlord, at its sole option, may proceed to relet the Premises with no liability or obligation to Tenant whatsoever. This shall be self-operative, and no further instrument of cancellation shall be required of Tenant and Landlord.

        25.2 The occurrences of any one or more of the following shall constitute an "EVENT OF DEFAULT":

               (a)    The occurrence of any of the events described in Section
25.1 gives rise to Landlord's right to terminate this Lease or to give notice of termination of this Lease;

               (b)    The occurrence of any of the following:

                      (i) the making by Tenant of any general assignment for the benefit of creditors;

                      (ii) the filing by or against Tenant of a petition under the Bankruptcy Code, including a petition for reorganization or arrangement (unless. in the case of a petition filed against Tenant, the same is dismissed within ninety (90) days);

                      (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within sixty (60) days; or

                      (iv) the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

        25.3   If, during the Term, any one or more of the acts or occurrences
Section 25.2 shall happen, then, and in any such Event of Default shall continue and notwithstanding the fact that the Landlord may have any other remedy hereunder or at law or in equity, by notice to Tenant, designate a date, not less than thirty (30) days after the giving of such notice, on which this Lease shall terminate; and thereupon, on such date, the Term of this Lease and the estate hereby granted shall expire and terminate upon the date specified in such notice with the same force and effect as if the date specified in such notice as the date hereinbefore fixed for the expiration of the Term of this Lease, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided. Additionally, Tenant agrees to pay, as Additional Rent, all reasonable attorneys' fees and other expenses incurred by Landlord in enforcing any of the obligations under this Lease, this covenant to survive the expiration or sooner termination of this Lease.

        25.4 If this Lease is terminated as provided in Section 25.1 or 25.3 above, or as permitted by law, Tenant shall peaceably quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, reenters possess, and repossess the same by summary proceedings, ejectment, or other legal proceedings, and again have, repossess, and enjoy the same as if this Lease had not been made, and in any such event neither Tenant nor any person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises, and Landlord, at its option, shall forthwith, notwithstanding any other provision of this Lease, be entitled to recover from Tenant (in lieu of all other claims for damages on account of such terminations as and for liquidated damages an amount equal to the excess of all rents reserved hereunder for the unexpired portion of the Term of this Lease discounted at the rate of
 .1% per annum to the then present worth, over the fair rental value of the Premises as determined by Landlord at the time of termination for such unexpired portion of the Term and similarly discounted. Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or reorganization or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or reorganization or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law, whether such amount shall be greater or less than the excess referred to above.

        25.5 If Landlord reenters and obtains possession of the Premises following an Event of Default, Landlord shall have the right, without notice, to repair or alter the Premises in such a manner as Landlord may deem necessary or advisable so as to put the Premises in good order and to make the same rentable, and shall have the right at Landlord's option, to relet the Premises or a part thereof, and Tenant shall pay to Landlord on demand all reasonable expenses, incurred by Landlord in obtaining possession, and in altering, repairing and putting the Premises in good order and condition and in reletting the same, including reasonable fees of attorneys and architects, and all other reasonable expenses of commissions, and Tenant shall pay to Landlord upon the rent payment dates following the date of such reentry to and including the date for the expiration of the Tern of this Lease in effect immediately before such reentry the sums of money which would have been payable by Tenant as rent hereunder on such rent payment dates if Landlord had not reentered and resumed possession of the Premises, deducting only the net amount of rent, if any, which Landlord shall actually receive (after deducting from the gross receipts the expenses, costs, and payments of Landlord which in accordance: with the terms of this Lease would have been borne by Tenant) in the meantime from and by any reletting of the Premises, and Tenant shall remain liable for all sums otherwise payable by Tenant under this Lease, including but not limited to the expenses of Landlord aforesaid, as well as for any deficiency aforesaid, and Landlord shall have the right from time to time to begin and maintain successive actions or other legal proceedings against Tenant for the recovery of such deficiency, expenses, or damages or for a sum equal to any Minimum Rent payment and Additional Rent. The obligation and liability of Tenant to pay the Minimum Rent and Additional Rent shall survive the commencement, prosecution, and termination of any action to secure possession of the building. Nothing herein contained shall be deemed to require Landlord to wait to begin such action or other legal proceedings until the date this Lease would have expired had there not been an Event of Default.

        25.6 Tenant hereby waives all right of redemption to which Tenant or any person under it may be entitled by any law now or hereafter in force. Landlord's remedies hereunder are in addition to any remedy allowed by law. In addition, in the event of an Event of Default which results in Landlord's recovering possession of the Premises, Landlord's duty to mitigate Tenant's damages shall be limited to its use of reasonable efforts to relet the Premises.

        25.7 In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants, or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed by law, or in equity or by statute or otherwise as though reentry, summary dispossess proceedings, and other remedies were not provided for in this Lease. During the pendency of any proceedings brought by Landlord to recover possession by reason of default, Tenant shall continue all money payments required to be made to Landlord, and Landlord may accept such payments for use and occupancy of the Premises. In such event Tenant waives its right in such proceedings to claim as a defense that the receipt of such money payments by Landlord constitutes a waiver by Landlord of such default.

        25.8 Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within sixty (60) days after written notice by Tenant to Landlord and any Holder (the name and address of which has been supplied to Tenant) specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than sixty (60) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such sixty (60) day period and thereafter diligently prosecute the same to completion. Holder may perform on behalf of Landlord. Under no circumstances may Tenant terminate this Lease by reason of any one or more defaults by Landlord hereunder.

        SECTION 26. ADA REQUIREMENTS. Tenant, at its sole expense, shall comply with all requirements of the Americans with Disabilities Act of 1990, as amended default from time to time, and with all rules, regulations, and guidelines thereunder, in connection with the Premises.

        SECTION 27. ADDITIONAL RENT. Whenever under the terms of this Lease any sum of money is required to be paid by Tenant in addition to the Minimum Rent herein reserved, whether or not such sum is herein designated as Additional Rent or provision is made for the collection of said sum as additional rent, said sum shall nevertheless be deemed Additional Rent and shall be collectible as such with the first installment of rent thereafter failing due hereunder.

        SECTION 28. NOTICES. All notices, demands, requests, approvals, and consents required or permitted under this Lease ("Notices") shall be in writing and shall be (i) personally delivered against receipt, or (ii) sent by first class certified or registered mail, return receipt requested, postage prepaid, or (iii) sent by a nationally-recognized overnight courier the provides a signed delivery receipt, addressed as follows:

        If to Landlord:  FORTUNEFIRST LLC
                         3101 N. First Street
                         San Jose, CA 95134

        With a copy to:  any Holder the name and address of which has been supplied to Tenant

        If to Tenant:    HYUNDAI ELECTRONICS AMERICA
                         3101 N. First Street
                         San Jose, CA 95134

        All notices personally delivered shall conclusively be deemed delivered at the time of such delivery. All notices sent by certified mail shall conclusively be deemed delivered three (3) business days after the deposit thereof in the United States mails.

        All notices delivered by overnight courier shall conclusively be deemed delivered on the date of such receipted delivery. Any party may designate a change of address by notice to the other party given at least ten (10) days before such change of address is to become effective.

        SECTION 29. BROKERAGE COMMISSION. Tenant shall defend, indemnify and save harmless Landlord from any claim for commissions or brokerage fees made by any real estate firm, agent, salesman or broker asserting that it is entitled to a fee or commission regarding this Lease.

        SECTION 30. RECORDATION. The parties agree co execute a memorandum or other short form of this Lease in a form reasonable, acceptable to Landlord and Tenant, which may, at the desire of either party, be recorded among the land records of the jurisdiction where the Premises are located, the expense thereof to be borne by the recording party. This Lease shall not be recorded by either party.

        SECTION 31. PARTIAL INVALIDITY. If any term, covenant, condition, or provision of this Lease or the application thereof to any person or circumstance shall, at any time; or to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition, and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        SECTION 32. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties hereto and supersedes in their entirety any and all prior discussions, understandings, or agreements. No agreement hereafter made shall operate to change, modify, terminate, or discharge this Lease in whole or in part unless such agreement is in writing and signed by each of the parties hereto. Landlord has made no representations or promises with respect to the Premises except as are herein expressly set forth.

        SECTION 33. HEADINGS AND CAPTIONS. The headings and captions of this Lease are for convenience of reference only and are not a part of this Lease.

        SECTION 34. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of the parties and their respective successor and assigns.

        SECTION 35. ESTOPPEL CERTIFICATES.

        35.1 Upon request by Landlord and within ten (10) days after the date thereof, Tenant shall deliver to Landlord and to such mortgagee or other party as may be designated by Landlord a signed and acknowledged statement setting forth the following. (i) this Lease is unmodified, in full force and effect, free of existing defaults of Landlord and free of defenses against enforceability (or if there have been modifications or defaults, or if Tenant claims defenses against the enforceability hereof, then stating the modifications, defaults. and/or defenses), (ii) the dates to which Minimum Rent and Additional Rent have been paid, (iii) the commencement and expiration dates of the Term, (iv) that Tenant has no outstanding claims against Landlord (or if there are any claims, then stating the nature and amount of such claims); (v) the status of any other obligation of either party under or with respect to this Lease; and (vi) any other matters relating to this Lease or the status of performance of obligations of the parties hereunder as may be reasonably requested by Landlord. In the event that Tenant fails to provide such certificate within ten (10) days after request by Landlord therefor, Tenant shall be deemed to have approved the contents of any such certificate submitted to Tenant by Landlord and Landlord is hereby authorized to so certify. In addition, such failure shall be an Event of Default not subject to any opportunity to cure.

        35.2 Within ten (10) days after written request of Tenant, Landlord shall deliver to Tenant and to such other party as may be designated by Tenant, a signed and acknowledged statement setting forth the following: (i) this Lease is unmodified, in full force and effect, free of existing defaults of Tenant, and free of defenses against enforceability (or if there have been modifications or defaults, or if Landlord claims defenses against the enforceability hereof, then stating the modifications, defaults. and/or defenses), (ii) the dates to which Minimum Rent and Additional Rent have been paid; (iii) the commencement and expiration dates of the Term; (iv) that Landlord has no outstanding claims against Tenant (or if there are any claims, then stating the nature and amount of such claims); (v) the status of any other obligation of either party under or with respect to this lease; and (vi) any other matters relating to this Lease or the status of performance of obligations of the parties hereunder as may be reasonably requested by Tenant in the event that Landlord fails to provide such certificate within ten (10) days after request by Tenant therefor, Landlord shall be deemed to have approved the contents of any such certificate submitted to Landlord by Tenant and Tenant is hereby authorized to so certify.

        SECTION 36. DEFINITION OF LANDLORD. The term "Landlord" as used herein means the Landlord named herein and any subsequent owner of Landlord's estate hereunder for the period of such ownership, but any owner of Landlord's estate hereunder shall be :-relieved of all liability under this Lease after the date that it ceases to be the owner of Landlord's estate (except for any liability arising before such date) provided that the party succeeding to Landlord's estate shall have executed an agreement wherein it assumes and agrees to perform all of Landlord's obligations under this Lease from and after the date it acquire Landlord's estate. Landlord's liability hereunder shall be limited solely to Landlord's interest in the Premises.

        SECTION 37. WAIVERS. No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant, whether or not similar to the act so consented to or approved.

        SECTION 38. PAYMENTS. No payment by Tenant or receipt by Landlord of a lesser amount than the Minimum Rent and Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Minimum Rent and Additional Rent, nor shall any endorsement or statement on any check, or in any letter accompanying any check, in payment of Minimum Rent and Additional Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Minimum Rent and Additional Rent or pursue any other remedy in this Lease provided.

        SECTION 39. NO PARTNERSHIP. It is agreed that nothing contained in this Lease shall be deemed or construed as creating a partnership, joint venture, or any other association between Landlord and Tenant, or cause Landlord to be responsible in any way for the debts or obligations of Tenant, and neither the method of computing Minimum Rent and Additional Rent nor any other provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

        SECTION 40. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of, or option for, the Premises, and this Lease Agreement becomes effective as a Lease Agreement only upon execution and delivery thereof by Landlord and Tenant.

        SECTION 41. PERSONAL LIABILITY. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Landlord. that there shall be absolutely no personal liability on the part of Landlord, its successors, assigns or any mortgagee in possession (for the purposes of this section, collectively referred to as "Landlord"), with respect to any of the terms, covenants, and conditions of this Lease and that Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants, and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exceptions whatsoever. The foregoing limitation of liability shall be noted in any judgment secured against Landlord and in the judgment index.

        SECTION 42. MORTGAGEE MODIFICATION. Tenant hereby agrees that it will execute any and all modifications of this Lease requested by Landlord in connection with the financing of the Premises. as long as same do not increase Tenant's obligations hereunder or reduce any rights granted Tenant hereunder. Any provisions granting a mortgagee an opportunity to cure the defaults of Landlord or any provisions extending cure periods or notice periods shall be permitted pursuant to the preceding sentence.

        SECTION 43. CORPORATE AUTHORITY. If Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that (a) they are duly authorized by appropriate resolution and/or the articles- and bylaws of the corporation to execute this Lease and thereby bind Tenant to all the terms and conditions thereof, (b) Tenant is a duly qualified corporation and all steps have been taken before the execution of this Lease to qualify Tenant to do business in the state where the Premises is situated, (c) all franchise and corporate taxes have been paid as of the date of execution, and (d) all future forms, reports, fees, and other documents necessary to comply with applicable laws will be filed when due.

        SECTION 44. ENVIRONMENTAL COVENANTS.

        44.1 Compliance With Law. Tenant shall conduct, and cause to be conducted, all operations and activity at the Premises in compliance with, and shall in all other respects applicable to the Premises comply with, all applicable present and future federal, state, municipal and other governmental statutes, ordinances, regulations, orders, directives, guidelines and other requirements, and all present and future requirements of common law, concerning the environment (hereinafter called "Environmental Statutes") including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Sections 9601 et seq., the Clean Air Act, 42 U.S.C. Sections 7401 et seq., and the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., and (i) those relating to the generation, use, handling, treatment, storage, transportation, release, emission, disposal, remediation or presence of any material, substance, liquid, effluent or product, including, without limitation, hazardous substances, hazardous waste or hazardous materials, (ii) those concerning conditions at, above or below the surface of the ground and (iii) those concerning conditions in, at or outside of buildings.

        44.2 Permits. Tenant, in a timely manner, shall obtain and maintain in full force and effect all permits, licenses and approvals, and shall make and file all notifications and registrations, as required by Environmental Statutes. Tenant shall at all times comply with the terms and conditions of any such permits, licenses, approvals, notifications and registrations.

        44.3 Documents. Tenant shall provide to Landlord copies of the following, forthwith after each shall have been submitted, prepared or received by Tenant or any occupant of the Premises: (i) all applications and associated materials submitted to any governmental agency relating to any Environmental Statute; (ii) all notifications, registrations reports and other documents, and supporting information, prepared, submitted or maintained in connection with any Environmental Statute; (iii) all permits, licenses, approvals, and amendments or modifications thereof, obtained under any Environmental Statute; and (iv) any correspondence, notice of violation, summons, order, complaint, or other document received by Tenant or any occupant of the Premises pertaining to compliance with any Environmental Statute.

        44.4 Tanks. Tenant, without the prior written consent of Landlord, shall not install or cause, suffer or permit the installation of, any above or underground storage tank at the Premises. If Tenant does install or cause, suffer or permit the installation of any such tank, Tenant shall comply with all applicable laws as to its installation, maintenance, operation and closure, including any requirement for the maintenance of liability insurance with respect to risks associated with any such tank. If such liability insurance is required to be maintained, Landlord shall be named as an additional insured thereunder and the provisions of Section
19.3 hereof shall apply thereto. Upon termination of this Lease, Landlord shall have the option of requiring that Tenant, at Tenant's sole cost and expense, remove any tank installed by Tenant and any associated contaminated material and other contamination and perform all tests required by Landlord and any required by Environmental Statutes and any Other applicable governmental requirements and provide Landlord and all required government agencies with the results of such tests in such form as reasonably required by Landlord or as required by law.

        44.5 Operations. Tenant shall not cause or suffer or permit to occur at, in, on or under the Premises any generation, use, manufacturing, refining, transportation, emission, release, treatment, storage, disposal, presence or handling of hazardous substances, hazardous wastes or hazardous materials (as such terms are now or hereafter defined under any Environmental Statute) (herein called "Hazardous Substances') or any other material, substance, liquid, effluent or product now or hereafter regulated by any Environmental Statute (also called "Hazardous Substances'), except that construction materials (other than asbestos or polychlorinated biphenyls), office equipment, fuel and similar products (if contained in vehicles) and cleaning solutions, and other maintenance materials that are or contain Hazardous Substances may be used, generated, handled or stored on the Premises, provided such is incident to and reasonably necessary for the operation and maintenance of the Premises as permitted hereunder and is in compliance with all Environmental Statutes and all other applicable governmental requirements. Should any release of any Hazardous Substance occur at the Premises, Tenant shall immediately contain, remove and dispose of off the Premises, such Substances, and any that was contaminated by the release and remedy and mitigate all threats to human health or the environment relating to such release. When conducting any such measures, Tenant shall comply with Environmental Statutes.

        44.6 Required Governmental Approval of Property Transfers. If the use of the Premises by Tenant, of any operation or activity conducted at the Premises during the term of this Lease, shall be such as requires, under any present or future Environmental Statute, the obtaining of an approval (herein called an "Environmental Approval of Transfer or Change") by any governmental agency, or an acknowledgment by such agency that such approval is not required,
(i) in order to change or transfer ownership of the Premises or any interest in Landlord or in any entity which directly or indirectly controls Landlord, (ii) in order to change or Transfer Tenant's interest in this Lease or any interest in Tenant or in any entity which directly or indirectly controls Tenant or (iii) in connection with: (A) cessation of all or any operations or activity at the Premises for any reason or (B) a change in or transfer of any operations or activity at the Premises or (C) the expiration or termination of this Lease (each of the transactions and occurrences referred to in the foregoing clauses
(i), (ii) or (iii) being hereinafter called a "Change"), Tenant, at Tenant's sole cost and expense. shall, in compliance with all Environmental Statutes, apply for, and prior to the Change deliver to Landlord, a copy of the required -approval or acknowledgment and Tenant shall perform all remedial actions required by such governmental agency for the issuance of the approval, in whole or in part by reason of Tenant's use of the Premises or operations or activities at the Premises during the term of this Lease: provided that as to any Change which is a change or transfer of ownership of the Premises or of an interest in Landlord or in any entity which directly or indirectly controls Landlord. Tenant shall instead (x) promptly comply with any request of Landlord to provide such information, statements or affidavits as to operations and activities at the Premises during the term of this Lease, and as to the use of the Premises by Tenant, as may be determined by Landlord to be necessary, (y) either promptly perform or, at the option of Landlord, reimburse Landlord within 15 days after demand for Landlord's costs of, all remedial actions required by any governmental agency for issuance of the Environmental Approval of Transfer or Change and (z) pay, or reimburse Landlord for, all other costs and expenses which are attributable to the existence of Tenant's tenancy or to Tenant's use of the Premises or to any operation or activity at the Premises during the term of this Lease and were incurred to obtain such required approval or acknowledgment. Tenant covenants, represents and warrants that any application, statement or information made or provided by or through Tenant pursuant to this subsection shall be true and complete. If there should be an Environmental Statute which requires an Environmental Approval of Transfer or Change, but such requirement shall not have been made applicable by Tenant's use of the Premises or operations or activities conducted at the Premises during the term of this Lease, and if an official statement of such non-applicability shall be obtainable from the applicable governmental agency, then, whether or not the obtaining of such statement is required by law, Tenant, at Tenant's sole cost and expense, shall obtain and deliver such statement to Landlord before the change occurs (in the case of a change described in clause (ii) or clause (iii) above) or promptly upon request of Landlord (in the case of a change described in clause (i) above).

        44.7 Activities of Others. Tenant agrees that any contracts or agreements of any kind entered into or renewed by Tenant, for the occupancy of or the performance of activities on the Premises will contain the same limitations on the activities of the other contracting party as are placed on Tenant by Sections 44. 1 through 44.5 above.

        44.8 Inspection. Tenant agrees to permit Landlord and its authorized representatives to enter, inspect and assess the Premises at reasonable times for the purpose of determining Tenant's compliance with the provisions of this
Section 44. Such inspections and assessments may include obtaining samples and performing tests of soil. surface water, groundwater or other media.

        44.9 Indemnification. Tenant hereby agrees to indemnify and to hold harmless Landlord of, from and against any and all expense, loss or liability suffered by Landlord by reason of Tenant's breach of any of the provisions of this Section 44, including, but not limited to, (i) any and all expenses that Landlord may incur in complying with any Environmental Statutes, (ii) any and all costs that Landlord may incur in studying, assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of any Hazardous Substance or waste at or from the Premises, (iii) any and all costs for which Landlord may be liable to any governmental agency for studying assessing, containing, removing, remedying, mitigating, or otherwise responding to, the release of a Hazardous Substance or waste at or from the Premises, (iv) any and all fines or penalties assessed, or threatened to be assessed, upon Landlord by reason of a failure of Tenant to comply with any obligations, covenants or conditions set forth in this Section 44, and (v) any and all legal fees and costs incurred by Landlord in connection with any of the foregoing.

        44.10 Modifications. No subsequent modification or termination of this Lease by agreement of the parties, or otherwise shall be construed to waive, or to modify, any provisions of this Section 44, unless the termination or modification agreement or other document so states in writing and makes specific reference to this Section 4.4.

        SECTION 45. COMPLIANCE WITH LAW. Tenant shall, throughout the term of this Lease, at Tenant's sole cost and expense, promptly comply with all laws, ordinances. notices, orders, rules, regulations and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, and notices, orders, rules and regulations of the National Board of Fire Underwriters, or any other body now or hereafter constituted exercising similar functions, foreseen or unforeseen, ordinary as well as extraordinary and future as well as present, relating to all or any part of the Premises. exterior as well as interior, structural as well as non-structural, or to the use or manner of use of the Premises or to the sidewalks, parking areas, curbs and access ways adjoining the Premises. Without limiting the generality of the foregoing, Tenant shall keep in force at all times all licenses, consents and permits necessary for the lawful use of the Premises for the purpose herein provided and Tenant shall pay all personal property taxes, income taxes, license fees. and other taxes which are or may be assessed, levied or imposed upon Tenant in connection with Tenant's operation of its business upon the Premises, Tenant shall likewise observe and comply with the requirements of all policies of liability, fire and other insurance at any time in force with respect to the Premises. Notwithstanding the foregoing, Tenant may, in good faith (and wherever necessary, in the name of, but without expense to, Landlord, and having secured Landlord to its reasonable satisfaction by cash, securities, or a surety company bond against loss or damage), contest the validity or application in whole or in part of any such legal requirements and may, pending the final determination of such contest, postpone compliance therewith, but not so as to subject Landlord of any superior landlord to any fine or penalty or to prosecution for a crime, or to cause the Premises, or any part thereof, to be placed in danger of forfeiture, sale, or condemnation.

        SECTION 46. LANDLORD'S WAIVER OF LIEN. Except as may be expressly provided herein, Landlord hereby waives any lien (other than a judgment lien) of interest it may have in any personal property of Tenant or any subtenant, assignee, licensee. or concessionaire of Tenant, including but not limited to any inventory. machinery, equipment, and trade fixtures of Tenant or any subtenant, assignee, licensee, or concessionaire of Tenant, that may from time to time be located at or upon the Premises.

        SECTION 47. RULE AGAINST PERPETUITIES. If the rule against perpetuities would invalidate this Lease or any portion hereof or would limit the time during which this entire Lease or any portion hereof shall be effective due to the potential failure of an interest in property created herein to vest within a particular time, then each such interest in property shall be effective only from the date hereof until the passing of twenty-one (21) years after the death of the last survivor of the members of the Senate or the United States of America representing the State of Maryland who arc serving on the date hereof, but each such interest in property shall be extinguished after such time, and all other -interests in property created herein and all other provisions hereof shall remain valid and effective without modification.

        SECTION 48. EXHIBITS. The following exhibits are attached hereto and form a part of this Lease-

        A.     Legal Description of Premises

        SECTION 49. TITLE.

        49.1 Adverse Possession. Tenant shall not suffer or permit the premises or any portion thereof to be used by the public, as such, without restriction or in such manner as might reasonably tend to impair Landlord's title to the Premises or in such manner as reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Premises or any portion thereof.

        Condition of Title and Premises. Tenant represents that the Premises, the title thereto, the zoning thereof, the street or streets, sidewalks. parking areas, curbs and access ways adjoining them, any surface and subsurface conditions thereof, and the present uses and nonuses thereof, have been examined by Tenant, and Tenant accepts them in the condition or state in which they now are, or any of them now is, without representation, covenant or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord, as to the title thereto, encumbrances thereon, appurtenances, the nature, condition or usability thereof or the use or uses to which the Premises or any part thereof may be put.

        IN WITNESS WHEREOF, the parties have hereunto set their hands and seas the day and year first written above.


                                        LANDLORD:

                                        FORTUNEFIRST, LLC

                                        By: /s/ T. J. Thomas
                                           ------------------------------------
                                        Name: Thomas J. Thomas
                                             ----------------------------------
                                        Title: V.P. Finance & CFO
                                              ---------------------------------

                                        TENANT:

                                        HYUNDAI ELECTRONICS AMERICA

                                        By: /s/ T. J. Thomas
                                           ------------------------------------
                                        Name: Thomas J. Thomas
                                             ----------------------------------
                                        Title: V.P. Finance & CFO
                                              ---------------------------------

                                   EXHIBIT "A"


Real property in the City of San Jose, County of Santa Clara, State of California, described as:

PARCEL ONE:

Parcel 13, as shown on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on January 28, 1977, in Book 388 of Maps page(s) 16 through 27.

EXCEPTING THEREFROM the underground water rights without rights of surface entry as conveyed to San Jose Water Works, a California corporation, by Deed recorded May 22, 1985, in Book J353, Page 153 of Official Records.

APN: 244-17-003
ARB: 243-19-004.01; 243-19-011.01

                                  EXHIBIT "B"


        "CPI Factor" means an amount expressed as a percentage equal to the sum of (a) 100% plus (b) either (i) during the first year of the Initial Term, 0%, or (ii) for each successive year of the Initial Term beginning with the second year of the Initial Term, the excess, calculated as a percentage, of (A) the CPI Index on the first day of each such successive year over (B) the CPI Index on the date hereof; provided, however, (i) in no event shall the CPI Factor ever be less than 100% and (ii) in the event the CPI Index does not exist on the date of any required calculation in this definition, then Landlord shall designate a comparable index published by the government or a recognized financial or academic institution. For purposes hereof, "CPI Index" means The Consumer Price Index for Urban Consumers (CPI-U), All Items, U.S. City Average (1982-1984 equals 100), published by the United States Department of Labor, Bureau of Statistics.

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
EXPLANATORY STATEMENT.................................................................2

SECTION 1.  DEFINITION................................................................2

SECTION 2.  LEASE OF THE PREMISES.....................................................3

SECTION 3.  INITIAL TERM..............................................................3
        3.1    Commencement Date; Initial Term........................................3
        3.2    Definition of "Term"...................................................3

SECTION 4.  LEASE YEAR................................................................3

SECTION 5.  MINIMUM RENT..............................................................3
        5.1    Minimum Rent...........................................................3
        5.2    Payment of Minimum Rent................................................4
        5.3    Late Charge; Interest..................................................4
        5.4    Use Restrictions.......................................................4

SECTION 6.  REAL ESTATE TAXES AND IMPOSITIONS.........................................5
        6.1    Payment................................................................5

SECTION 7.  UTILITIES.................................................................6

SECTION 8.  SUBORDINATION AND NONDISTURBANCE..........................................6
        8.1    Agreement..............................................................6
        8.2    Lease May Be Superior..................................................6
        8.3    Foreclosure............................................................6
        8.4    Paramount Lease........................................................7

SECTION 9.  ASSIGNMENT AND SUBLETTING.................................................7
        9.1    Consent Required.......................................................7
        9.2    Additional Requirements................................................8
        9.3    Continuing Liability...................................................8
        9.4    Proceeds, Etc..........................................................8
        9.5    In Bankruptcy..........................................................8

SECTION 10.  MAINTENANCE OF PREMISES..................................................9

SECTION 11.  TENANT'S ALTERATIONS.....................................................9
        11.1   Exterior and/or Structural Alterations.................................9
        11.2   Interior Nonstructural Alterations.....................................9

SECTION 12.  SIGNS....................................................................9

SECTION 13.  OPEN AREAS AND FACILITIES................................................9
        13.1   Operation and Maintenance of Open Areas and Facilities................10

                                TABLE OF CONTENTS

                                   (continued)

                                                                                   Page
                                                                                   ----
SECTION 14.  NET LEASE; BOND LEASE...................................................10
        14.1   TENANT PAYS ALL CHARGES...............................................10
        14.2   BOND LEASE............................................................10
        14.3   CANCELLATION RIGHTS...................................................11

SECTION 15.  INSURANCE...............................................................11
        15.1   Types.................................................................11
        15.2   Insured Parties.......................................................12
        15.3   Insurers; Replacement.................................................12
        15.4   Evidence of Payment...................................................13
        15.5   Uninsured Loss........................................................13
        15.6   Other Insurance Obtained by Tenant....................................13
        15.7   Waiver of Subrogation; Rights under Insurance Policies................13

SECTION 16.  INDEMNIFICATION.........................................................14
        16.1   Indemnification.......................................................14
        16.2   Release...............................................................14

SECTION 17.  MECHANICS' LIENS, ETC...................................................14
        17.1   No Liens..............................................................14
        17.2   Discharge of Liens....................................................15

SECTION 18.  Intentionally Omitted...................................................15

SECTION 19.  TENANT'S COVENANTS......................................................15

SECTION 20.  FIRE OR OTHER CASUALTY..................................................15
        20.1   Damage to Premises....................................................15

SECTION 21.  EMINENT DOMAIN..........................................................16
        21.1   Condemnation of Entire Premises.......................................16
        21.2   Partial Condemnation..................................................16
        21.3   Award.................................................................17
        21.4   Temporary Taking......................................................17
        21.5   Outstanding Mortgage..................................................18

SECTION 22.  LANDLORD'S RIGHT OF ENTRY...............................................18

SECTION 23.  SURRENDER...............................................................18

SECTION 24.  HOLDING.................................................................18

SECTION 25.  DEFAULTS AND REMEDIES...................................................18

                                TABLE OF CONTENTS

                                   (continued)

                                                                                   Page
                                                                                   ----
SECTION 26.  ADA REQUIREMENTS........................................................22

SECTION 27.  ADDITIONAL RENT.........................................................22

SECTION 28.  NOTICES.................................................................22

SECTION 29.  BROKERAGE COMMISSION....................................................22

SECTION 30.  RECORDATION.............................................................23

SECTION 31.  PARTIAL INVALIDITY......................................................23

SECTION 32.  ENTIRE AGREEMENT........................................................23

SECTION 33.  HEADINGS AND CAPTIONS...................................................23

SECTION 34.  SUCCESSORS AND ASSIGNS..................................................23

SECTION 35.  ESTOPPEL CERTIFICATES...................................................23

SECTION 36.  DEFINITION OF LANDLORD..................................................24

SECTION 37.  WAIVERS.................................................................24

SECTION 38.  PAYMENTS................................................................24

SECTION 39.  NO PARTNERSHIP..........................................................25

SECTION 40.  NO OPTION...............................................................25

SECTION 42.  MORTGAGEE MODIFICATION..................................................25

SECTION 43.  CORPORATE AUTHORITY.....................................................25

SECTION 44.  ENVIRONMENTAL COVENANTS.................................................26
        44.1   Compliance With Law...................................................26
        44.2   Permits...............................................................26
        44.3   Documents.............................................................26
        44.4   Tanks.................................................................26
        44.5   Operations............................................................27
        44.6   Required Governmental Approval of Property Transfers..................27
        44.7   Activities of Others..................................................28
        44.8   Inspection............................................................28
        44.9   Indemnification.......................................................28

                                TABLE OF CONTENTS

                                   (continued)

                                                                                   Page
                                                                                   ----
        44.10  Modifications.........................................................29

SECTION 45.  COMPLIANCE WITH LAW.....................................................29

SECTION 46.  LANDLORD'S WAIVER OF LIEN...............................................29

SECTION 47.  RULE AGAINST PERPETUITIES...............................................29

SECTION 48.  EXHIBITS................................................................30

SECTION 49.  TITLE...................................................................30
        49.1   Adverse Possession....................................................30
        49.2   Condition of Title and Premises.......................................30

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Maxtor Corporation
500 McCarthy Boulevard
Milpitas, CA 95035
Attn:  William O. Sweeney, Esq.



--------------------------------------------------------------------------------
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

        THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made and entered into as of August 31, 2001, by and among LASALLE BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR NOMURA ASSET SECURITIES CORPORATION COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-D6 ("Lender"), FORTUNEFIRST, LLC, a California limited liability company ("Landlord"), and MMC TECHNOLOGY, INC., a California corporation ("Tenant"). The effective date of this Agreement shall be the date that Maxtor Corporation, a Delaware corporation, acquires all of the capital stock of Tenant from Hynix (the "Effective Date").

        1.     RECITALS.

               1.1 Deed of Trust. Lender is the holder of a Promissory Note dated February 27, 1998, in the original principal amount of $47,634,000 made by Landlord, which is secured, inter alia, by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the "Deed of Trust") and that certain Assignment of Leases and Rents (the "Lease Assignment") covering the real property located at 2001 Fortune Drive, San Jose, California, as more particularly described in the Deed of Trust (the "Premises"), and in the legal description attached hereto as Exhibit A.

               1.2 Lease. Landlord and Tenant entered into that certain Lease Agreement, dated as of February 27, 1998, as amended and novated by that certain Lease Amendment and Novation Agreement by and among Landlord, Hynix Semiconductor America Inc., a California corporation ("Hynix"), and Tenant, dated as of August 31, 2001 (as amended and novated, the "Lease"), whereby Landlord demised to Tenant those certain premises consisting of approximately 141,187 square feet of space located within the Premises (the "Demised Premises"). A true and correct copy of the Lease (inclusive of all riders and exhibits thereto) is attached hereto as Exhibit B.

        2. CONSIDERATION. The terms of the Lease, as amended and novated, constitute a material inducement to Lender's consent thereto and entering into and performing this Agreement.

        3. SUBORDINATION OF THE LEASE. As of the Effective Date, the Lease shall be made subject and subordinate to the Deed of Trust.

        4. NON-DISTURBANCE. On and after the Effective Date, Lender shall not, in the exercise of any right, remedy or privilege granted by the Deed of Trust or the Lease Assignment, or otherwise available to Lender at law or in equity, disturb Tenant's possession under the Lease so long as:

               (a) Tenant is not in default under any provision of the Lease or this Agreement at the time Lender exercises any such right, remedy or privilege;

               (b) The Lease at that time is in full force and effect according to its original terms, or with such amendments or modifications as Lender shall have approved, if such approval is required by the terms of the Deed of Trust or the Lease Assignment;

               (c) Tenant thereafter continues to fully and punctually perform all of its obligations under the Lease without default thereunder beyond any applicable cure period; and

               (d) Tenant attorns to Lender, or at the direction of Lender, as provided in Paragraph 5.

Without limiting the foregoing, and so long as the foregoing conditions are met, Lender agrees that (i) Tenant will not be named as a party to any foreclosure or other proceeding instituted by Lender to enforce the terms of the Deed of Trust or the Lease Assignment; (ii) any sale or other transfer of the Demised Premises or of the Landlord's interest in the Lease, pursuant to foreclosure or any voluntary conveyance or other proceeding in lieu of foreclosure, will be subject and subordinate to Tenant's possession under the Lease; and (iii) the Lease will continue in full force and effect according to its original terms, or with such amendments as Lender shall have approved, if such approval is required by the terms and conditions of the Deed of Trust or the Lease Assignment.

        5. ATTORNMENT. On and after the Effective Date, Tenant shall attorn to Lender, to any receiver or similar official for the Demised Premises appointed at the instance and request, or with the consent, of Lender and to any person who acquires the Demised Premises, or the Landlord's interest in the Lease, or both, pursuant to Lender's exercise of any right, remedy or privilege granted by the Deed of Trust, or otherwise at law or in equity. Without limitation, Tenant shall attorn to any person or entity that acquired the Demised Premises pursuant to foreclosure of the Deed of Trust, or by any proceeding or voluntary conveyance in lieu of such foreclosure, or from Lender, whether by sale, exchange or otherwise. Any attornment to anyone other than Lender shall be conditioned upon Tenant receiving a non-disturbance from such entity.

        Upon any attornment under this Paragraph 5, the Lease shall continue in full force and effect as a direct lease between Tenant and the person or entity to whom Tenant attorns, except that such person or entity shall not be:

               (i) liable for any breach, act or omission of any prior landlord;

               (ii) subject to any offsets, claims or defenses which Tenant might have against any prior landlord;

               (iii) bound by any rent or additional rent or other payment in lieu of rent which Tenant might have paid to any prior landlord more than thirty (30) days in advance of its due date under the Lease or which such person or entity has physical possession of;

               (iv) bound by any amendment or modification of the Lease made without Lender's consent, where such consent is required by the Deed of Trust;

               (v) bound by any notice given by Tenant to Landlord, whether or not such notice is given pursuant to the terms of the Lease, unless a copy thereof was then also given to Lender; or

               (vi) be liable for any security deposit or other sums held by any prior landlord, unless actually received.

The person or entity to whom Tenant attorns shall be liable to Tenant under the Lease only during such person or entity's period of ownership, and such liability shall not continue or survive as to the transferor after a transfer by such person or entity of its interest in the Lease and the Demised Premises.

        6.     REPRESENTATIONS AND WARRANTIES.

               6.1 Joint and Several. As of the Effective Date, Landlord and Tenant hereby jointly and severally represent and warrant to Lender as follows regarding the Lease:

               (a) A true and correct copy of the Lease (inclusive of all riders and exhibits thereto) is attached as Exhibit B to the counterpart of this Agreement being delivered to Lender. There are no other oral or written agreements, understandings or the like between Landlord and Tenant relating to the Demised Premises or the Lease transaction.

               (b) Tenant has accepted possession of the Demised Premises, is in occupancy thereof under the Lease, and the term commenced on February 27, 1998.

               (c) Under the Lease, Tenant is presently obligated to pay rent without present right of defense or offset, at the rate of $162,365.05 per month. Rent is paid through and including August 1, 2001. No rent has been paid more than thirty (30) days in advance, and Tenant has no claim against the Landlord for any deposits or other sums.

               (d) Except as disclosed in this Agreement, The Lease has not been modified, altered or amended in any respect.

               (e) All of the improvements contemplated by the Lease have been entirely completed as required therein.

               (f) The addresses for notices to be sent to Tenant and Landlord are as set forth in the Lease.

               (g) To Tenant's knowledge, Tenant has no right of first refusal, option or other right to purchase the Premises or any part thereof, including, without limitation, the Demised Premises.

               6.2 Several. As of the Effective Date, Landlord and Tenant hereby severally represent and warrant to Lender with respect to themselves, but not with respect to one another:

               (a) The execution of the Lease was duly authorized, the Lease was properly executed and is in full force and effect and is valid, binding and enforceable against Tenant and Landlord and there exists no default, nor state of facts which with notice, the passage of time, or both, could ripen into a default, on the part of either Tenant or Landlord.

               (b) There has not been filed by or against nor, to the best of the knowledge and belief of the representing party, is there threatened against or contemplated by, Landlord or Tenant, a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States or of any state thereof, or any other action brought under said bankruptcy laws.

               (c) There has not been any assignment, hypothecation or pledge of the Lease or rents accruing under the Lease, other than pursuant to the Deed of Trust and the Lease Assignment. Tenant makes the representation set forth in this subparagraph only to its best knowledge and belief.

        7. RENTS. Landlord and Tenant jointly and severally acknowledge that the Lease Assignment provides for the direct payment to Lender of all rents and other monies due and to become due to Landlord under the Lease upon the occurrence of certain conditions as set forth in the Lease Assignment without Lender's taking possession of the Demised Premises or otherwise assuming Landlord's position or any of Landlord's obligations under the Lease. Upon receipt from Lender of written notice to pay all such rents and other monies to or at the direction of Lender, Landlord authorizes and directs Tenant thereafter to make all such payments to or at the direction of Lender, releases Tenant of any and all liability to Landlord for any and all payment so made, and shall defend, indemnify and hold Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through or under Landlord (except by Lender) for any and all payments so made. Upon receipt of such notice, Tenant thereafter shall pay all monies then due and becoming due from Tenant under the Lease to Lender or at the direction of

Lender, notwithstanding any provision of the Lease to the contrary. Tenant agrees that neither Lender's demanding or receiving any such payments, nor Lender's exercising any other right, remedy, privilege, power or immunity granted by the Deed of Trust or the Lease Assignment, will operate to impose any liability upon Lender for performance of any obligation of Landlord under the Lease unless and until Lender elects otherwise in writing. Such payments shall continue until Lender directs Tenant otherwise in writing.

        Tenant agrees not to pay any rent under the Lease more than thirty (30) days in advance without Lender's consent. The provisions of this Paragraph 7 will apply from time to time throughout the term of the Lease.

        8. CURE. If Tenant becomes entitled to terminate the Lease or offset, withhold or abate rents because of any default by Landlord, then Tenant shall give Lender written notice specifying Landlord's default. Lender then shall have the right, but not the obligation, to cure the specified default within the following time periods:

               (a) Fifteen (15) days after receipt of such notice with respect to defaults that can be cured by the payment of money; or

               (b) Thirty (30) days after receipt of such notice with respect to any other default; unless the cure requires Lender to obtain possession of the Demised Premises, in which case such thirty
               (30) day period shall not commence until Lender acquires possession, so long as Lender proceeds promptly to acquire possession of the Demised Premises with due diligence, by foreclosure of the Deed of Trust or otherwise.

Nothing contained in this Paragraph 8 shall require Lender to commence or continue any foreclosure or other proceedings, or, if Lender acquires possession of the Demised Premises, to continue such possession, if all defaults specified by Tenant in its notice are cured. Possession by a receiver, or other similar official appointed at the instance, or with the consent, of Lender shall constitute possession by Lender for all purposes under this Paragraph.

        9. ESTOPPEL LETTERS. Whenever reasonably requested by Lender, Landlord and Tenant from time to time shall severally execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications of all of the matters as set forth in Paragraph 6, whether Tenant has exercised any renewal option or options and any other information the Lender may reasonably require to confirm the current status of the Lease, including, without limitation, a confirmation that the Lease is and remains subordinated as provided in this Agreement.

        10. CASUALTY AND EMINENT DOMAIN. Landlord and Tenant jointly and severally agree that the Deed of Trust permits Lender, at its option, to apply to the indebtedness from time to time secured by the Deed of Trust any and all insurance proceeds payable with respect to any casualty loss at the Demised Premises and any and all awards or other compensation that may be payable for the condemnation of all or any portion of the Demised Premises, or any interest therein, or by way of negotiated settlement or conveyance in lieu of condemnation; and Landlord and Tenant jointly and severally consent to any such application by

Lender. Notwithstanding the foregoing, Landlord and Lender agree that any and all insurance or condemnation proceeds payable with respect to Tenant's property, or the interruption or relocation of Tenant's business (except for rental loss insurance proceeds) will be paid to Tenant, so long as they do not reduce the proceeds otherwise payable to Lender.

        11. NOTICES. All notices, demands, and other communications that must or may be given or made in connection with this Agreement must be in writing and, unless receipt is expressly required, will be deemed delivered or made five
(5) days after having been mailed by registered or certified mail, return receipt requested, or by express mail, in any event with sufficient postage affixed, and addressed to the parties as follows:

               TO LENDER:    CAPMARK SERVICES, L.P.
                             245 Peachtree Center Avenue, N.E.
                             Suite 1800
                             Atlanta, GA 30303
                             Attn: Asset Management Group

               TO LANDLORD:  FORTUNEFIRST, LLC
                             3101 North First Street
                             San Jose, CA 95134
                             Attn.: Manager

               TO TENANT:    MMC TECHNOLOGY, INC.
                             2001 Fortune Drive
                             San Jose, CA 95134
                             Attn.: Manager

               COPY TO:      MAXTOR CORPORATION
                             500 McCarthy Boulevard
                             Milpitas, CA 95035
                             Attn.: General Counsel

Such addresses may be changed by notice pursuant to this Paragraph 11; but notice of change of address is effective only upon receipt. Landlord and Tenant jointly and severally agree that they will furnish Lender with copies of all notices relating to the Lease. All communications to Lender shall reference CapMark Loan No.: 400030616.

        12. SUCCESSORS AND ASSIGNS: As used in this Agreement, the word "Tenant" shall mean Tenant and any subsequent holder or holders of an interest under the Lease, as the text may require, provided that the interest of such holder is acquired in accordance with the terms and provisions of the Lease and the word "Lender" shall mean Lender or any other subsequent holder or holders of the Deed of Trust or any party acquiring title to the Demised Premises by purchase at a foreclosure sale, by deed of the Lender, or otherwise. Subject to the foregoing, this Agreement shall bind and inure to the benefit of Landlord, Tenant and Lender, their legal representatives, successors and assigns. The terms Lease, Deed of Trust and Lease Assignment shall include any and all amendments, modifications, replacements, substitutions, extensions, renewals and supplements thereto.

        13. FURTHER ASSURANCES. Landlord and Tenant from time to time shall execute and deliver at Lender's request all instruments that may be necessary or appropriate to evidence their agreement hereunder provided such instrument neither increases Tenant's obligations or decreases its rights under the Lease.

        14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.

        15. SEVERABILITY. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or to particular circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.








                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

        16. ATTORNEYS' FEES. If any legal action, arbitration, or other proceeding is commenced to enforce any provision of this Agreement, the prevailing party shall be entitled to an award of its actual expenses, including reasonable attorneys' fees.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        LENDER:

                                        LASALLE BANK, NATIONAL ASSOCIATION,
                                        AS TRUSTEE FOR NOMURA ASSET SECURITIES
                                        CORPORATION COMMERCIAL MORTGAGE PASS-
                                        THROUGH CERTIFICATES, SERIES 1998-D6

                                        By: CapMark Services, L.P.,
                                            a Texas limited partnership, its
                                            authorized agent

                                            By: Pearl Mortgage, Inc.,
                                                a Delaware corporation, its sole
                                                general partner

                                                By: /s/ Thomas J. Bauer
                                                    ----------------------------
                                                Name: Thomas J. Bauer
                                                      --------------------------
                                                Title: Servicing Officer


                                        LANDLORD:

                                        FORTUNEFIRST, LLC,
                                        a California limited liability company

                                        By: /s/ Thomas J. Thomas
                                            ------------------------------------
                                        Name: Thomas J. Thomas
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


                                        TENANT:

                                        MMC TECHNOLOGY, INC.,
                                        a California corporation

                                        By:  /s/ Taj Giulamani
                                            ------------------------------------
                                        Name: Taj Giulamani
                                              ----------------------------------
                                        Title: VP Finance
                                               ---------------------------------

                                    EXHIBIT A


        Real property in the City of San Jose, County of Santa Clara, State of California, described as

        PARCEL ONE:

        Parcel 13, as shown on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on January 28, 1977, in Book 388 of Maps page(s) 16 through 27.

        EXCEPTING THEREFROM the underground water rights without rights of surface entry as conveyed to San Jose Water Works, a California corporation, by Deed recorded May 22, 1985, in Book J353, Page 153 of Official Records.

APN:  244-17-003
ARB:  243-19-004.01; 243-19-011.01

                                    EXHIBIT B


                                 [Copy of Lease]

STATE OF GEORGIA              )
                              )  ss.
COUNTY OF FULTON              )


        On 8-28-01 before me, Geryle D. Smith, Notary Public, personally appeared Thomas J. Bauer,


      ,             personally known to me
--------------

     Or
                    proved to me on the basis of satisfactory evidence
--------------

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal



                                        /s/  Geryle D. Smith
                                        ------------------------------------
                                        Geryle D. Smith
                                        SIGNATURE OF NOTARY PUBLIC

(S E A L)

STATE OF CALIFORNIA           )
                              )  ss.
COUNTY OF SANTA CLARA         )


        On Aug. 30, 2001 before me, Joan L. Miller, Notary Public, personally appeared Taj Giulamani,


      ,             personally known to me
--------------

     Or
                    proved to me on the basis of satisfactory evidence
--------------

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal



                                        /s/  Joan L. Miller
                                        ---------------------------------------
                                        Joan L. Miller
                                        SIGNATURE OF NOTARY PUBLIC

(S E A L)

STATE OF CALIFORNIA           )
                              )  ss.
COUNTY OF SANTA CLARA         )


        On 8-30-01 before me, Joan L. Miller, Notary Public, personally appeared Thomas J. Thomas,


      ,             personally known to me
--------------

     Or
                    proved to me on the basis of satisfactory evidence
--------------

to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal



                                        /s/  Joan L. Miller
                                        ---------------------------------------
                                        Joan L. Miller
                                        SIGNATURE OF NOTARY PUBLIC

(S E A L)